BENHAM U.S. TREASURY AND GOVERNMENT FUNDS
                       Supplement Dated December 15, 1995
                       to the Prospectus and Statement of
                   Additional Information Dated July 30, 1995


1. The following individual has been appointed to the Board of Directors\Trustees of the Funds in addition to those listed in the current
Prospectus:

     ALBERT A. EISENSTAT, independent trustee (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

2. On pages 28 of the Prospectus, the first paragraph under the heading "SHARE PRICE" is replaced with the following:

     The price of your shares is the net asset value of the Fund next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value ("NAV") is determined on each day that the New York Stock Exchange (the "Exchange") is open.

     Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business of the Exchange are effective on, and will receive the price determined on that day as of the close of the Exchange. Investment and redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

     Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business of the Exchange, usually 1 p.m. Pacific Time.

     Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business of the Exchange, usually 1 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     All other remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds."

3. On page 33 of the Prospectus under the sub-heading "PROCESSING YOUR PURCHASE", the second and third sentences are replaced with the following:

     An investment received and accepted before the close of business of the Exchange, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. If the investment is received after the close of business of the Exchange, usually 1:00 p.m. Pacific Time, it will be credited to your account the following business day.

4. On page 33 of the Prospectus, the following sentence is to be inserted under the sub-heading "TELEPHONE TRANSACTIONS" after the last sentence of the first paragraph:

     ONCE YOUR TELEPHONE ORDER HAS BEEN PLACED, IT MAY NOT BE MODIFIED OR CANCELLED.

5. On page 33 of the Prospectus, the following sentence is to be inserted under the sub-heading "CONFIRMATION AND QUARTERLY STATEMENTS" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.

6. On page 34 of the Prospectus, the following sentence replaces the last sentence of the first paragraph under "SHAREHOLDER SERVICES-EXCHANGE PRIVILEGE":

     An exchange request will be processed the same day if it is received before the funds' NAVs are calculated which is one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the Exchange, usually 1 p.m. Pacific Time for all other Benham funds.



7. On page 35 of the Prospectus, the following replaces the last two sentences of the last paragraph under the sub-heading "OPEN ORDER SERVICE":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.

                              BENHAM U.S. TREASURY
                               & GOVERNMENT FUNDS



                       [picture of the capitol building]



                           Capital Preservation Fund
                          Capital Preservation Fund II
                         Benham Government Agency Fund
                   Benham Short-Term Treasury and Agency Fund
                           Benham Treasury Note Fund
                   Benham Long-Term Treasury and Agency Fund
               Benham Adjustable Rate Government Securities Fund
                            Benham GNMA Income Fund


                           Prospectus * July 30, 1995


                        [company logo] The Benham Group

-------------------
[information in left margin of page]
THE BENHAM GROUP
1665 Charleston Rd.
Mountain View
California 94043

Fund
Information
1-800-331-8331
1-415-965-4274

Shareholder
Relations
1-800-321-8321
1-415-965-4222

TDD Service
1-800-624-6338
1-415-965-4764

Benham Group
Representatives
are available
by telephone weekdays from
5 a.m. to 5 p.m. Pacific Time.
-------------------

BENHAM U.S. TREASURY
& GOVERNMENT FUND

Prospectus  *  July 30, 1995

The BENHAM U.S. TREASURY AND GOVERNMENT FUNDS are eight diversified, no-load, open-end mutual funds. They are members of The Benham Group of investment companies, the oldest and largest mutual fund family specializing in U.S. Treasury and government securities.

MONEY MARKET FUNDS

CAPITAL PRESERVATION FUND, INC., (CPF) invests exclusively in short-term U.S. Treasury securities. Weighted average portfolio maturity: 60 days or less.

CAPITAL PRESERVATION FUND II, INC., (CPF II) invests primarily in repurchase agreements collateralized by U.S. government securities. Weighted average portfolio maturity: seven days or less.

BENHAM GOVERNMENT AGENCY FUND (Agency Fund) invests exclusively in obligations of the U.S. government and its agencies and instrumentalities. Weighted average portfolio maturity: 60 days or less.

Investments in the Money Market Funds listed above or in any other Benham Fund are neither insured nor guaranteed by the U.S. government. There is no assurance that the Money Market Funds will be able to maintain a $1.00 share price.

Mutual fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency.


AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

U.S. TREASURY AND AGENCY FUNDS

BENHAM SHORT-TERM TREASURY AND AGENCY FUND (Short-Term Fund) invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies and instrumentalities of the U.S. government. Weighted average portfolio maturity:
13 months to 3 years.

BENHAM TREASURY NOTE FUND (Treasury Note Fund) invests exclusively in U.S. Treasury securities and primarily in U.S. Treasury notes. Weighted average portfolio maturity: 13 months to 10 years.

BENHAM LONG-TERM TREASURY AND AGENCY FUND (Long-Term Fund) invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies and instrumentalities of the U.S. government. Weighted average portfolio maturity:
20 to 30 years.

MORTGAGE SECURITIES FUNDS

BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND (ARM Fund) invests primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

BENHAM GNMA INCOME FUND (GNMA Fund) invests primarily in mortgage-backed GNMA (Ginnie Mae) certificates.

The share prices of the U.S. Treasury and Agency Funds and the Mortgage Securities Funds will fluctuate. These Funds are referred to collectively as the "Variable-Price Funds."

Each Fund described in this Prospectus seeks the highest level of current income consistent with its investment objective and policies as set forth on the following pages. Each Fund (except CPF II, ARM Fund, and GNMA Fund) seeks interest income exempt from state taxes. This tax exemption is passed through to Fund shareholders in all states, so that the Funds' dividends are also state tax-exempt.

-------------------
[information in right margin of page]
Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Funds' goals match your own.
-------------------

SUMMARY OF FUND EXPENSES

The tables below illustrate the fees and expenses an investor in the Funds would incur directly or indirectly. The figures shown for each Fund are based on historical expenses, adjusted to reflect the expense limitation agreement in effect through May 31, 1995.

================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
For All Funds Described in This Prospectus
--------------------------------------------------------------------------------

Sales load imposed on purchases ..................................    None
Sales load imposed on reinvested dividends .......................    None
Deferred sales load ..............................................    None
Redemption fee ...................................................    None
Exchange fee .....................................................    None

================================================================================
B-1. ANNUAL FUND OPERATING EXPENSES
As a Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------

                         INVESTMENT       12B-1       OTHER        TOTAL FUND
                          ADVISORY         FEE      EXPENSES        OPERATING
                            FEE*                                    EXPENSES*
                      (NET OF EXPENSE                           (NET OF EXPENSE
                         LIMITATION)                               LIMITATION)

CPF                        .27%           None        .23%            .50%
CPF II                     .44            None        .31             .75
Agency Fund                .21            None        .29             .50
Short-Term Fund            .19            None        .47             .66
Treasury Note Fund         .28            None        .25             .53
Long-Term Fund             .13            None        .53             .66
ARM Fund                   .27            None        .30             .57
GNMA Fund                  .28            None        .30             .58

* Benham Management Corporation (BMC) has agreed to limit each Fund's total operating expenses to specified percentages of each Fund's average daily net assets, as illustrated on page 5 (the 1994 expense limits were effective until May 31, 1995, and the 1995 expense limits are effective through May 31, 1996). The contract provides that BMC may recover amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. The expense limit is renewed annually in June. The Funds' advisory fees, other expenses, and total operating expenses without the contractual expense limitations are illustrated in Table B-2 on the next page.

================================================================================
B-2. RESTATEMENT OF EXPENSES
Assuming No Expense Limitations or Recoupments
--------------------------------------------------------------------------------

                            INVESTMENT                                TOTAL FUND
                             ADVISORY        12B-1       OTHER         OPERATING
                                FEE           FEE      EXPENSES        EXPENSES

CPF II                        .46%           None        .31%            .77%
Agency Fund                   .28            None        .29             .57
Short-Term Fund               .28            None        .47             .75
Long-Term Fund                .28            None        .53             .81

Each Fund pays BMC investment advisory fees equal to an annualized percentage of Fund average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

================================================================================
CONTRACTUAL EXPENSE LIMITS
--------------------------------------------------------------------------------

Each Fund's contractual expense limits for 1994 and 1995 (effective June 1,
1995) are indicated in the table below. Each limit is stated as a percentage of the Fund's average daily net assets.

                               1995          1994

CPF                            .54%          .57%
CPF II                         .75           .75
Agency Fund                    .50           .50
Short-Term Fund                .65           .66
Treasury Note Fund             .65           .66
Long-Term Fund                 .65           .66
ARM Fund                       .65           .60
GNMA Fund                      .65           .66

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

The following table illustrates the expenses a shareholder would pay on a $1,000 investment in each of the Funds over periods of one, three, five, and ten years. These figures are based on expenses shown in Table B-1 (on page 4) and assume
(i) a 5% annual return and (ii) full redemption at the end of each time period.

                      1 YEAR     3 YEARS   5 YEARS  10 YEARS

CPF                      $5       $16       $28        $63
CPF II                    8        24        42         93
Agency Fund               5        16        28         63
Short-Term Fund           7        21        37         82
Treasury Note Fund        5        17        30         66
Long-Term Fund            7        21        37         82
ARM Fund                  6        18        32         71
GNMA Fund                 6        19        32         73

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND MAY NOT REALIZE THE 5% HYPOTHETICAL RATE OF RETURN REQUIRED BY THE SEC FOR THIS EXAMPLE.

FINANCIAL HIGHLIGHTS

The information presented on the following pages has been audited by KPMG Peat Marwick LLP, independent auditors. Their unqualified report on the financial statements and financial highlights is included in the Funds' Annual Reports, which are part of the Funds' respective Statements of Additional Information.

===========================================================================================
CAPITAL PRESERVATION FUND, INC.
Years ended March 31 and September 30 (as noted)+
-------------------------------------------------------------------------------------------

                        1995   1994   1993   1992   1991   1990   1989   1988   1987   1986
PER-SHARE DATA
--------------
NET ASSET VALUE AT
BEGINNING OF PERIOD    $1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00

Income From
Investment Operations

Net Investment Income  .0424  .0259  .0134  .0382  .0603  .0750  .0800  .0608  .0531  .0635

Less Distributions

Dividends from Net
Investment Income     (.0424)(.0259)(.0134)(.0382)(.0603)(.0750)(.0800)(.0608)(.0531)(.0635)
                       -----  -----  -----  -----  -----  -----  -----  -----  -----  -----

NET ASSET VALUE AT
END OF PERIOD          $1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00
                       =====   ====   ====   ====   ====   ====   ====   ====   ====   ====

TOTAL RETURN*           4.31%  2.63   1.35   3.88   6.27   7.77   8.27   6.30   5.48   6.58
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at
End of Period
(in millions)         $2,883  2,787  2,943  3,046  3,376  3,099  2,737  2,187  1,793  1,876

Ratio of Expenses
to Average Daily
Net Assets               .50%   .51    .50**  .51    .52    .56    .57    .59    .63    .65

Ratio of Net Investment
Income to Average
Daily Net Assets        4.24%  2.59   2.68** 3.82   6.03   7.50   8.00   6.08   5.31   6.35

--------------
+  The Fund's fiscal year-end was changed from September 30 to March 31 beginning with the period ended March 31, 1993, resulting in a six-month period in 1993.

*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.


============================================================================================
CAPITAL PRESERVATION FUND II, INC.
Years ended March 31 and September 30 (as noted)+
--------------------------------------------------------------------------------------------

                        1995   1994   1993   1992   1991   1990   1989   1988   1987   1986
PER-SHARE DATA
--------------
NET ASSET VALUE AT
BEGINNING OF PERIOD    $1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00

Income From
Investment Operations

Net Investment Income  .0406  .0237  .0120  .0341  .0591  .0764  .0834  .0626  .0553  .0637

Less Distributions

Dividends from Net
Investment Income     (.0406)(.0237)(.0120)(.0341)(.0591)(.0764)(.0834)(.0626)(.0553)(.0637)
                       -----  -----  -----  -----  -----  -----  -----  -----  -----  -----

NET ASSET VALUE AT

END OF PERIOD          $1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00   1.00
                       =====   ====   ====   ====   ====   ====   ====   ====   ====   ====
TOTAL RETURN*           4.17%  2.40   1.21   3.42   6.07   7.91   8.64   6.46   5.68   6.58
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at
End of Period
(in millions)           $262    283    314    340    475    618    708    538    465    409

Ratio of Expenses to
Average Daily
Net Assets               .75%   .75    .75**  .74    .70    .69    .71    .73    .73    .74

Ratio of Net Investment
Income to Average
Daily Net Assets        4.06%  2.37   2.40** 3.41   5.91   7.64   8.34   6.26   5.53   6.37


--------------
+  The Fund's fiscal year-end was changed from September 30 to March 31 beginning with the period ended March 31, 1993, resulting in a six-month period in 1993.

*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

================================================================================
BENHAM GOVERNMENT AGENCY FUND
Years ended March 31 (except as noted)
--------------------------------------------------------------------------------

                               1995    1994     1993     1992     1991     1990+
PER-SHARE DATA
--------------

NET ASSET VALUE AT
BEGINNING OF PERIOD           $1.00    1.00     1.00     1.00     1.00     1.00

Income From
Investment Operations

Net Investment Income         .0435   .0265    .0304    .0517    .0742    .0264

Less Distributions

Dividends from Net
Investment Income            (.0435) (.0265)  (.0304)  (.0517)  (.0742)  (.0264)
                              -----   -----    -----    -----    -----    -----

NET ASSET VALUE AT
END OF PERIOD                 $1.00    1.00     1.00     1.00     1.00     1.00
                              =====    ====     ====     ====     ====     ====
TOTAL RETURN*                  4.47%   2.69     3.07     5.29     7.97     2.65
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in millions)           $462     562      646      906    1,074       62

Ratio of Expenses to Average
Daily Net Assets                .50%    .50      .50      .30        0        0

Ratio of Net Investment Income
to Average Daily Net Assets    4.35%   2.65     3.04     5.17     7.42    8.25**

--------------
+  From December 5, 1989 (commencement of operations), through March 31, 1990.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

================================================================================
BENHAM SHORT-TERM TREASURY AND AGENCY FUND Years ended March 31 (except as noted)
--------------------------------------------------------------------------------

                                       1995        1994        1993+
PER-SHARE DATA
--------------

NET ASSET VALUE AT BEGINNING
OF PERIOD                              $9.86       10.04       10.00

Income From
Investment Operations

Net Investment Income                    .50         .36         .25

Net Realized and Unrealized Gains
(Losses) on Investments                 (.13)       (.14)        .04
                                       -----       -----       -----

Total Income From
Investment Operations                    .37         .22         .29
                                       -----       -----       -----

Less Distributions

Dividends from Net Investment Income    (.50)       (.36)       (.25)

Distributions from Net Realized
Capital Gains                              0        (.03)          0

Distributions in excess of
Net Realized Capital Gains                 0        (.01)          0
                                       -----       -----       -----

Total Distributions                     (.50)       (.40)       (.25)
                                       -----       -----       -----
NET ASSET VALUE AT END OF PERIOD       $9.73        9.86       10.04
                                       =====       =====       =====

TOTAL RETURN*                           3.85%       2.16        2.79
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of Period
(in thousands)                       $56,090      24,929      14,889

Ratio of Expenses to Average
Daily Net Assets                         .67%        .58           0

Ratio of Net Investment Income
to Average Daily Net Assets             5.22%       3.53        4.50**

Portfolio Turnover Rate               140.82%     261.61      157.79

--------------
+  From September 8, 1992 (commencement of operations), through March 31, 1993.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

============================================================================================
BENHAM TREASURY NOTE FUND
Years ended March 31
--------------------------------------------------------------------------------------------

                        1995   1994   1993   1992   1991   1990   1989   1988   1987   1986
PER-SHARE DATA
------------------
NET ASSET VALUE AT
BEGINNING OF PERIOD   $10.18  10.73  10.52  10.23   9.87   9.63  10.11  10.91  11.97  10.35

Income From
Investment Operations

Net Investment Income    .53    .48    .56    .69    .75    .77    .76    .75    .71    .90

Net Realized and
Unrealized Gains
(Losses) on Investments (.19)  (.27)   .69    .29    .36    .24   (.49)  (.60)  (.08)  1.55
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Total Income From
Investment Operations    .34    .21   1.25    .98   1.11   1.01    .27    .15    .63   2.45
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Less Distributions

Dividends from Net
Investment Income       (.53)  (.48)  (.56)  (.69)  (.75)  (.77)  (.75)  (.92)  (.89)  (.83)

Distributions from Net
Realized Capital Gains     0   (.06)  (.48)     0      0      0      0   (.03)  (.80)     0

Distributions in excess
of Net Capital Gains       0   (.22)     0      0      0      0      0      0      0      0
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Total Distributions     (.53)  (.76) (1.04)  (.69)  (.75)  (.77)  (.75)  (.95) (1.69)  (.83)
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----
NET ASSET VALUE AT
END OF PERIOD          $9.99  10.18  10.73  10.52  10.23   9.87   9.63  10.11  10.91  11.97
                       =====   ====   ====   ====   ====   ====   ====   ====   ====   ====
TOTAL RETURN+           3.54%  1.85  12.36   9.92  11.59  10.61   2.78   1.60   6.60  26.67
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in millions)    $305    351    392    303    159     97     72     54     43     28

Ratio of Expenses
to Average Daily
Net Assets               .53%   .51    .53    .59    .73    .75    .75    .75    .93   1.00

Ratio of Net Investment
Income to Average
Daily Net Assets        5.35%  4.50   5.18   6.55   7.49   7.66   7.67   7.36   6.26   8.42

Portfolio Turnover
Rate                   92.35%212.91 299.29 148.75 69.72  216.84 386.46 465.35 395.91 293.90

--------------
+  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

================================================================================
BENHAM LONG-TERM TREASURY AND AGENCY FUND
Years ended March 31 (except as noted)
--------------------------------------------------------------------------------

                                       1995        1994        1993+
PER-SHARE DATA
--------------

NET ASSET VALUE AT BEGINNING
OF PERIOD                              $9.38       10.24       10.00

Income From
Investment Operations

Net Investment Income                    .60         .63         .39

Net Realized and Unrealized Gains
(Losses) on Investments                 (.33)       (.27)        .24
                                       -----       -----       -----

Total Income From
Investment Operations                    .27         .36         .63
                                       -----       -----       -----

Less Distributions

Dividends from Net Investment Income    (.60)       (.63)       (.39)

Distributions from Net Realized
Capital Gains                              0        (.45)          0

Distributions in excess of Net
Realized Capital Gains                     0        (.14)          0
                                       -----       -----       -----
Total Distributions                     (.60)      (1.22)       (.39)
                                       -----       -----       -----
NET ASSET VALUE AT END OF PERIOD       $9.05        9.38       10.24
                                       =====       =====       =====

TOTAL RETURN*                          3.25%        2.87        6.48
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of Period
(in thousands)                      $34,906       18,003      20,975

Ratio of Expenses to Average
Daily Net Assets                        .67%         .57           0

Ratio of Net Investment Income
to Average Daily Net Assets            6.84%        5.89        7.18**

Portfolio Turnover Rate              146.81%      200.34       56.97

--------------
+  From September 8, 1992 (commencement of operations), through March 31, 1993.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

================================================================================
BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND
Years ended March 31 (except as noted)
--------------------------------------------------------------------------------

                                  1995       1994        1993        1992+
PER-SHARE DATA
------------------

NET ASSET VALUE AT
BEGINNING OF PERIOD              $9.75       9.97        10.04       10.00

Income From
Investment Operations

Net Investment Income              .49        .54         .57          .40

Net Realized and
Unrealized Gains
(Losses) on Investments           (.33)      (.22)       (.07)         .04
                                 -----      -----       -----        -----

Total Income From
Investment Operations              .16        .32         .50          .44
                                 -----      -----       -----        -----

Less Distributions

Dividends from Net
Investment Income                 (.49)      (.54)       (.57)        (.40)

Distributions from Net
Realized Capital Gains               0          0           0            0
                                 -----      -----       -----        -----
Total Distributions               (.49)      (.54)       (.57)        (.40)
                                 -----      -----       -----        -----
NET ASSET VALUE AT
END OF PERIOD                    $9.42       9.75        9.97        10.04
                                 =====      =====       =====        =====

TOTAL RETURN*                     1.75%      3.27        5.13         4.55
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of Period
(in thousands)                $397,391    936,539   1,495,164      886,012

Ratio of Expenses to Average
Daily Net Assets                   .57%       .51         .45            0

Ratio of Net Investment Income
to Average Daily Net Assets       4.98%      5.47        5.66         7.02**

Portfolio Turnover Rate          60.29%     91.87       82.71        81.84

--------------
+ From September 3, 1991 (commencement of operations), through March 31, 1992.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

=============================================================================================
BENHAM GNMA INCOME FUND
Years ended March 31 (except as noted)
---------------------------------------------------------------------------------------------

                        1995   1994   1993   1992   1991   1990   1989   1988   1987   1986+
PER-SHARE DATA
--------------
NET ASSET VALUE AT
BEGINNING OF PERIOD   $10.35  10.88  10.52  10.21   9.85   9.56   9.96  10.42  10.42  10.00

Income From
Investment Operations

Net Investment Income    .72    .66    .79    .86    .88    .90    .89    .89    .91    .55

Net Realized and
Unrealized  Gains (Losses)
 on Investments         (.18)  (.52)   .36    .31    .36    .29   (.40)  (.40)   .02    .45
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Total Income (Losses) from
Investment Operations    .54    .14   1.15   1.17   1.24   1.19    .49    .49    .93   1.00
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Less Distributions

Dividends from Net
Investment Income       (.71)  (.66)  (.79)  (.86)  (.88)  (.90)  (.89)  (.95)  (.93)  (.58)

Distributions from Net
Realized Capital Gains     0   (.01)     0      0      0      0      0      0      0      0
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Total Distributions     (.71)  (.67)  (.79)  (.86)  (.88)  (.90)  (.89)  (.95)  (.93)  (.58)
                       -----   ----   ----   ----   ----   ----   ----   ----   ----   ----

NET ASSET VALUE AT
END OF PERIOD         $10.18  10.35  10.88  10.52  10.21   9.85   9.56   9.96  10.42  10.42
                       =====   ====   ====   ====   ====   ====   ====   ====   ====   ====
TOTAL RETURN*           5.53%  1.30  11.28  11.85  13.16  12.73   5.07   5.23   9.51   9.37
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in millions)    $980  1,129  1,160    724    409    290    253    259    393    170

Ratio of Expenses to
Average Daily
Net Assets               .58%   .54    .56    .62    .72    .75    .75    .73    .74    .29**

Ratio of Net Investment
Income to Average
Daily Net Assets        7.08%  6.12   7.31   8.18   8.85   9.04   9.11   8.94   8.79  10.52**

Portfolio Turnover
Rate                  119.56% 48.61  70.57  97.33 206.60 432.93 496.52 497.16 566.27 264.03

--------------
+  From September 23, 1985 (commencement of operations), through March 31, 1986.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

HOW THE FUNDS WORK

The following pages contain a discussion of each Fund's investment objective and policies. See "About the Funds' Investments" beginning on page 22 for a more detailed discussion of the types of securities the Funds may buy and the risks associated with them.

Each Fund (except CPF II, ARM Fund, and GNMA Fund) seeks income exempt from state taxes by investing exclusively in U.S. government securities whose interest payments are state tax-exempt. All states allow for a pass-through of this tax exemption; as a result the Funds' dividend distributions to the extent comprised of interest exempt from state tax are also state tax-exempt. See pages 42 and 43 for more information on tax treatment of the Funds' distributions.

There is no guarantee that the Funds will achieve their investment objectives. Each Fund's investment objectives are fundamental and may not be changed without shareholder approval. Unless otherwise noted, the other policies described in this Prospectus are not fundamental and may be changed by the Funds' directors or trustees.

MONEY MARKET FUNDS

CAPITAL PRESERVATION FUND (CPF)

OBJECTIVES: CPF's primary investment objectives are maximum safety and liquidity. Its secondary objective is to pay shareholders the highest rate of return on their investment in the Fund consistent with safety and liquidity.

INVESTMENT POLICIES: CPF invests exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. The Fund's dollar-weighted average portfolio maturity will not exceed 60 days.

SUITABILITY: CPF seeks to maintain a $1.00 share price, although there is no guarantee it will be able to do so. While the risks associated with investing in short-term U.S. Treasury securities are very low, an investment in CPF is not completely risk-free. The Fund's shares are neither insured nor guaranteed by the U.S. government.

-------------------
[information in right margin of page]
One feature all the Funds have in common is their susceptibility to changing interest rates.

Each Fund (except CPF II, ARM Fund, and GNMA Fund) seeks income exempt from state taxes.
-------------------

-------------------
[information in left margin of page]
Interest rate changes can affect the Money Market Funds's distribution rates.
-------------------

CAPITAL PRESERVATION FUND II (CPF II)

OBJECTIVES: CPF II's primary investment objectives are maximum safety and liquidity. Its secondary objective is to pay its shareholders the highest rate of return on their investment in the Fund consistent with safety and liquidity.

INVESTMENT POLICIES: CPF II invests primarily in repurchase agreements collateralized by securities that are backed by the full faith and credit of the U.S. government. Such collateral may include U.S. Treasury bills, notes, and bonds or mortgage-backed Ginnie Mae certificates. Ginnie Mae certificates are guaranteed by the Government National Mortgage Association (GNMA) and backed by the full faith and credit of the U.S. government. Repurchase agreements held by the Fund typically have maturities of seven days or less. The Fund may invest directly in U.S. Treasury securities from time to time.

SUITABILITY: CPF II seeks to maintain a $1.00 share price, although there is no guarantee it will be able to do so. The Fund restricts its average portfolio maturity to seven days or less. Because of this restriction, its yield responds more quickly to interest rate fluctuations than do yields on most other money market funds and enhances portfolio liquidity. See page 25 for a discussion of the market and credit risks associated with investing in repurchase agreements.


BENHAM GOVERNMENT AGENCY FUND (AGENCY FUND)

OBJECTIVE: Agency Fund seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity, by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities, the income from which is exempt from state taxes.

INVESTMENT POLICIES: Under normal conditions, at least 65% of the Fund's total assets are invested in securities issued by agencies and instrumentalities of the U.S. government. Assets not invested in these securities are invested in U.S. Treasury securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in U.S. Treasury securities. The Fund's weighted average portfolio maturity will not exceed 60 days.

SUITABILITY: The Fund seeks to maintain a $1.00 share price, although there is no guarantee it will be able to do so. The U.S. government provides varying levels of financial support to its agencies and instrumentalities.

U.S. TREASURY AND AGENCY FUNDS

The U.S. Treasury and Agency Funds are quite similar to one another but can be differentiated by their dollar-weighted average maturities. The longer a Fund's dollar-weighted average maturity, the more likely its share price will fluctuate when interest rates change.

This pattern is due to the time value of money. A bond's worth is determined in part by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond. Because of this interplay between market interest rates and share price, Variable-Price Fund investors are encouraged to evaluate Fund performance on the basis of total return. Total return calculations are described on page 28.


BENHAM SHORT-TERM TREASURY AND AGENCY FUND
(SHORT-TERM FUND)

OBJECTIVE: Short-Term Fund seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with preservation of capital.

INVESTMENT POLICIES: The Fund invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies or instrumentalities of the U.S. government.

Within this framework, the Fund invests primarily in securities with remaining maturities of 3 years or less, and, under normal conditions, maintains a weighted average portfolio maturity ranging from 13 months to 3 years.

-------------------
In general, when interest rates rise, the Variable-Price Funds' share prices decline, and when interest rates decline, their share prices rise.

Short-Term Fund offers investors the opportunity to limit share price volatility while seeking current yields that typically are higher than those of funds managed to maintain a $1.00 share price.
-------------------

The Fund invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies of instrumentalities of the U.S. government. The Fund's portfolio may consist of any combination of these securities consistent with investment strategies employed by BMC.

SUITABILITY: The Fund may be appropriate for investors who are seeking higher current yields than those available from money market funds and who can tolerate some share price volatility.

BENHAM TREASURY NOTE FUND (TREASURY NOTE FUND)

OBJECTIVE: Treasury Note Fund seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds.

INVESTMENT POLICIES: The Fund invests primarily in U.S. Treasury notes, which carry the direct full faith and credit pledge of the U.S. government. The Fund may also invest in U.S. Treasury bills, bonds, and zero-coupon securities, all of which are also backed by the direct full faith and credit pledge of the U.S. government. The Fund's weighted average portfolio maturity ranges from 13 months to 10 years.

SUITABILITY: BMC seeks a current yield for Treasury Note Fund higher than that of Short-Term Fund, with correspondingly greater share price volatility.


BENHAM LONG-TERM TREASURY AND AGENCY FUND
(LONG-TERM FUND)

OBJECTIVE: Long-Term Fund seeks to provide a consistent and high level of current income exempt from state taxes.

INVESTMENT POLICIES: The Fund invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies or instrumentalities of the U.S. government.

Within this framework, the Fund invests primarily in securities with maturities of 10 or more years and, under normal conditions, maintains a weighted average portfolio maturity ranging from 20 to 30 years.

The Fund invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies of instrumentalities of the U.S. government. The Fund's portfolio may consist of any combination of these securities consistent with investment strategies employed by BMC.

SUITABILITY: By maintaining an average portfolio maturity of 20 to 30 years, Long-Term Fund offers investors the potential to earn higher current yields than those typically available from bond funds (such as Short-Term and Treasury Note Funds) that maintain shorter average maturities. The Fund may also offer greater potential for capital appreciation. However, maintaining a relatively long average maturity also means that the Fund's share price generally will be more volatile than those of funds that maintain shorter average maturities (such as Short-Term and Treasury Note Funds).

MORTGAGE SECURITIES FUNDS

BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND (ARM FUND)

OBJECTIVE: ARM Fund seeks to provide investors with a high level of current income, consistent with stability of principal.

INVESTMENT POLICIES: The Fund invests primarily in adjustable rate securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Under normal conditions, BMC invests at least 65% of the Fund's total assets in adjustable rate mortgage securities (ARMs) and other securities collateralized by or representing interests in mortgages (collectively, "mortgage-backed securities"). These securities have interest rates that are reset periodically and that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

ARMs are pass-through certificates representing ownership interests in pools of adjustable rate mortgages and in the cash flows from those mortgages. The ARMs in which the Fund may invest are issued or guaranteed by

-------------------
[information in right margin of page]
Factors such as prepayment risk can affect the way Mortgage Securities Funds' share prices respond to fluctuating interest rates.
-------------------

-------------------
[information in left margin of page]
ARMS are pass-through certificates representing ownership interests in pools of adjustable rate mortgages and in the cash flows from those mortgages.
-------------------

the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), or the Federal Home Loan Mortgage Corporation (FHLMC).

The Fund may also invest in collateralized mortgage obligations (CMOs), including CMO floaters and inverse floaters; stripped mortgage-backed securities, including interest-only (IO) and principal-only (PO) securities and IO inverse floaters; and fixed-rate mortgage securities issued or guaranteed by GNMA, FNMA, or FHLMC. All CMOs purchased by the Fund are either (i) issued by a U.S. government agency or (ii) rated AAA by a nationally recognized statistical rating organization commonly referred to as a rating agency.

Assets not invested in adjustable rate or mortgage-backed securities may be invested in U.S. Treasury bills, notes, and bonds and in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in these securities.

SUITABILITY: By investing primarily in mortgage-backed securities that have variable interest rates, the Fund seeks to maintain a more stable net asset value than is characteristic of funds that invest in mortgage securities paying a fixed rate of interest (such as GNMA Fund). ARM prices generally fluctuate less than fixed-rate mortgage securities prices because their interest rates are reset periodically to reflect current interest rates. There is always a lag between market interest rate changes and ARM rate resets, however, and resets may be limited by caps on the rates that can be charged to mortgage holders.

GNMA INCOME FUND (GNMA FUND)

OBJECTIVE: GNMA Fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates.

INVESTMENT POLICIES: Ginnie Mae certificates represent interests in pools of mortgage loans and in the cash flows from those loans. These certificates are guaranteed by GNMA and backed by the full faith and credit of the U.S. government as to the timely payment of interest and repayment of principal, which means that the Fund receives its share of interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether borrowers make their scheduled mortgage payments.

Assets not invested in Ginnie Mae certificates are invested in other U.S. government securities, such as U.S. Treasury bills, notes, and bonds, or repurchase agreements collateralized by U.S. government securities. For temporary defensive purposes, the Fund may invest 100% of its assets in these securities.

SUITABILITY: A unique feature of Ginnie Mae certificates is that their principal is scheduled to be paid back gradually for the duration of the loan rather than in one lump sum at maturity. Investors (e.g., the Fund) receive scheduled monthly payments of principal and interest, but they may also receive unscheduled prepayments of principal on the underlying mortgages. See "Mortgage-Backed Securities" on page 23 for a discussion of prepayment risk.

-------------------
[information in right margin of page]
Principal on GNMA Certificates scheduled to be paid back gradually for the duration of the loan rather than in one lump sum at maturity.
-------------------

-------------------
[information in left margin of page]
Agency securities typically offer somewhat higher yields but may involve greater risk of default than U.S. Treasury securities with similar maturities.
-------------------

ABOUT THE FUNDS' INVESTMENTS

Government obligations differ from one another in their interest rates, maturities, dates of issuance and interest payment schedules. Treasury bills have initial maturities of one year or less, Treasury notes from two to ten years, and Treasury bonds more than 10 years.

U.S. TREASURY SECURITIES

U.S. Treasury bills, notes, zero-coupon bonds, and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and government-sponsored organizations issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks, the Student Loan Marketing Association, and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit of the U.S. government, and some are guaranteed only by the issuing agency. Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities. However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment (fixed-rate agency securities) or tied to prevailing interest rates (floating-rate agency securities). Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised. The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates.

Fixed- and floating-rate agency securities may be issued with a call date (which permits redemption before the maturity date ). The exercise of a call may reduce an obligation's yield to maturity.

CPF and CPF II may not invest in floating-rate agency securities.

MORTGAGE-BACKED SECURITIES

The Fund may purchase mortgage pass-through securities. These represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. These monthly mortgage payments are, in effect "passed-through" to the security holder, (minus fees paid to the security's issuer or guarantor). Although fixed-rate mortgages typically have stated maturities of 30 or more years, most mortgage holders pay off their mortgages before they mature which may make these subject to prepayment risk.

PREPAYMENT RISK

Also, mortgage-backed securities, like other fixed income securities, generally decrease in value as a result of increases in interest rates, but benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. On average, securities backed by 30-year mortgages return principal within 7 to 10 years. As a result, these securities have historically exhibited behavior comparable to 7- to 10-year Treasury notes, while offering higher yields.

The primary issuers of mortgage securities are the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Government National Mortgage Association (GNMA). Payments of principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Because FNMA and FHLMC have a close relationship with the U.S. government and even though their securities are not backed by the full faith and credit of the U.S. government, they are high-quality securities with minimal credit risks.

-------------------
[information in right margin of page]
Most mortgage-backed securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying pool are paid off by borrowers.
-------------------

-------------------
[information in left margin of page]
ARM and GNMA Funds invest in CMOs to enhance investment return.
-------------------

ARMS are pass-through securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The interest rate payments and amortization of principal on the underlying adjustable rate mortgages are tied to changes in predetermined interest rate indexes. ARM rates are readjusted at intervals of one year or less, subject to maximums (caps) and minimums (floors) on the rates that can be charged to mortgage holders during a given period and during the life of a mortgage. These periodic rate adjustments allow ARM Fund to participate in market interest rate increases (to produce higher yields with less share price volatility) but only to the extent that the current coupons on the underlying mortgages remain at or below their specified caps.

ARM coupon rate resets should cause ARM Fund's share price to fluctuate less dramatically than it would if the Fund were substantially invested in securities backed by long-term, fixed-rate mortgages. This means that share price declines are limited when interest rates rise. This downside protection also limits the potential for share price appreciation is limited when interest rates decline.

If ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in some loss of principal. On the other hand, if ARMs are purchased at a discount, both scheduled and unscheduled payments of principal will accelerate the recognition of income and thereby increase the Fund's yield and total return.

The mortgages that collateralize ARMs issued by GNMA are fully guaranteed by the Federal Housing Administration or the Department of Veterans Affairs, which are divisions of the U.S. government. The mortgages that collateralize ARMs issued by FNMA or FHLMC typically are conventional residential mortgages that conform to standards prescribed by FNMA or FHLMC.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. ARM Fund may buy CMOs that meet the following criteria:

* Are collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government

* Are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities

* Are securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government

GNMA Fund may buy only Ginnie-Mae-backed CMOs.

STRIPPED MORTGAGE-BACKED SECURITIES (permitted investments for ARM Fund only) are usually structured with two classes. One class will receive all of the interest (the interest-only class, or "IO"), whereas the other class will receive all of the principal (the principal-only class, or "PO"). Stripped mortgage securities are likely to experience greater price volatility than other types of mortgage securities in which ARM Fund invests. The yield to maturity on the IO class is extremely sensitive, not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. If prepayments accelerate, the Fund may not fully recover its initial investment in these securities. ARM Fund's investments in stripped mortgage securities along with investments in other illiquid securities may not exceed 10% of net assets.

OTHER INVESTMENT PRACTICES

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimum credit risk. Credit risk determinations are made by BMC pursuant to guidelines established by the board of trustees/directors. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

WHEN-ISSUED SECURITIES AND FORWARD-COMMITMENTS

When-issued securities and forward-commitments fix a security's price and yield for future payment and delivery. The market value of a security may change during this period, or a party to the agreement may fail to pay for the security. Either of these situations could affect the market value of the Fund's assets.

CASH MANAGEMENT (VARIABLE-PRICE FUNDS)

For cash management purposes, each of the Variable-Price Funds may invest up to 5% of its assets in any Benham money market fund, provided that the investment is consistent with the Funds' investment policies and restrictions.

PORTFOLIO TRANSACTIONS

The Funds' portfolio securities are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Because BMC trades U.S. government securities in large volumes, broker-dealers are willing to work with the Funds on more favorable spreads than would be available to most individual investors. Higher portfolio turnover rates can increase the incidence of capital gains (or losses). Short-term capital gains distributed to shareholders generally are treated as ordinary income.

OTHER INVESTMENT MANAGEMENT TECHNIQUES

BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statements of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE

Mutual fund performance is commonly measured as yield or total return. It is based on historical fund performance and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

FOR EACH OF THE MONEY MARKET FUNDS, YIELDS are calculated based on the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. The Funds' EFFECTIVE YIELDS are calculated similarly, although they will be slightly higher than the Funds' yields because they assume that income earned from the Funds' investments is reinvested.

FOR EACH OF THE VARIABLE-PRICE FUNDS, YIELDS are a way of showing the rate of income a Fund earns on its investments as a percentage of its share price. To calculate yield, a Fund takes the interest it earned from its portfolio of investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on its share price at the end of the 30-day period.

The Variable-Price Funds' yields are calculated according to methods that are standardized for all stock and bond funds. Because these yield calculation methods differ from the methods used for other accounting purposes, a Variable-Price Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Each Fund (except CPF II, ARM Fund, and GNMA Fund) may quote STATE TAX-EQUIVALENT YIELDS, which show the state taxable yields an investor would have to earn before taxes to equal the Fund's state tax-free yields. You can calculate your state tax-equivalent yield for any state tax-free fund using the following equation:


    Fund's State Tax-Free Yield               Your State
    ---------------------------       =     Tax-Equivalent
    100% - Your State Tax Rate                   Yield

For example, if your state tax rate was 11% and a fund's state tax-free yield was 5%, your calculation would be as follows:

    .05                          A state tax-free yield
  -------  =  .056   =   5.6%       of 5% is equal to
  1 - .11                         a state taxable yield
                                        of 5.6%.

-------------------
[information in right margin of page]
State tax-equivalent yields show the state taxable yields an investor would have to earn before taxes to equal a fund's state tax-free yield.
-------------------

-------------------
[information in left margin of page]
Performance data and a discussion of factors that affected performance during the Funds' most recent reporting period are included in the Funds' semiannual and annual reports to shareholders.
-------------------

In this example, your return would be higher from a state tax-free investment yielding 5% if taxable yields (on investments with comparable quality and maturity characteristics) were less than 5.6%. If only a portion of a Fund's income were state tax exempt, only that portion would be adjusted in the calculation.

TOTAL RETURN represents the Fund's changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Fund's actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over an entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's semiannual and annual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 29.

SHARE PRICE

BMC normally calculates each Fund's purchase and sale price per share (net asset value, or NAV) at 1:00 p.m. Pacific Time each day the New York Stock Exchange is open for business. NAV is calculated by adding the value of the Fund's assets, deducting its liabilities, and then dividing the result by the number of shares outstanding. The Variable-Price Funds' NAVs are published daily in leading newspapers.

SECURITIES HELD BY THE MONEY MARKET FUNDS are valued on the basis of amortized cost. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase, rather than determining the security's market value from day to day.

MOST SECURITIES HELD BY THE VARIABLE-PRICE FUNDS are priced at market value using prices obtained daily from an independent pricing service. Other securities are priced at fair market value as determined in good faith pursuant to guidelines established by the Funds' board of trustees.

HOW TO INVEST

To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers listed below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Separate forms are required to establish Benham-Sponsored Retirement Plan accounts (see pages 40-41).

Your investment will be credited to your account at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. Payment of redemption proceeds may be delayed until we have your completed application on file and your investment matures (i.e., clears). See page 37 for details.

Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time. For your protection, Benham records all telephone conversations with its telephone representatives.

FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.

SHAREHOLDER RELATIONS: to open an account or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.

Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

-------------------
[information in right margin of page]
Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd. Mountain View, California 94043. Failure to do so may result in transaction delays.
-------------------

HOW TO BUY SHARES (Retirement plan accounts have different investment minimums. See pages 40 and 41).

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
BY CHECK         Minimum initial investment: $1,000
                 Minimum additional investment: $100

                 MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to

                 The Benham Group
                 P.O. Box 7730
                 San Francisco, CA 94120-9853

                 For ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with the information preprinted on the investment slip, we will follow the instructions preprinted on the slip.

                 If you do not have a preprinted investment slip, send your check with separate written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with the written instructions, we will follow the written instructions.

                 You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

                 WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment is to be credited.

                 We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

                 Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
BY BANK WIRE     Minimum initial investment: $25,000
                 Minimum additional investment: $100

                 If you wish to open an account by bank wire, please call our Shareholder Relations Department for more information and an account number. Bank wire investments should be addressed as follows:

                 For CPF, CPF II, AGENCY FUND, and TREASURY NOTE FUND

                 State Street Bank and Trust Company
                 Boston, Massachusetts
                 ABA Routing Number 011000028
                 Beneficiary = [Benham Fund Name]
                 AC_[State Street Fund Account Number]
                 FBO [Your Name, Your Benham Fund Account Number]

                 Benham Fund Names and State Street Fund Account Numbers:

                 Capital Preservation Fund..........................  0505 924 1
                 Capital Preservation Fund II.......................  0505 925 8
                 Benham Government Agency Fund......................  0505 916 7
                 Benham Treasury Note Fund..........................  0505 926 6

                 FOR SHORT-TERM FUND, LONG-TERM FUND, ARM FUND and GNMA FUND

                 Morgan Guaranty Trust
                 New York, New York
                 ABA Routing Number 021000238
                 Beneficiary = Benham Government Income Trust: [Benham Fund
                 Name]
                 DDA Number [See below]
                 Reference: [Your Name, Your Benham Fund Account Number]

                 Benham Fund Names and Morgan Guaranty DDA Numbers:

                 Benham Short-Term Treasury and Agency Fund.........  001 48 702
                 Benham Long-Term Treasury and Agency Fund..........  001 48 713
                 Benham Adjustable Rate Government
                       Securities Fund..............................  001 33 060
                 Benham GNMA Income Fund............................  000 03 986

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------
BY EXCHANGE      Minimum initial investment: $1,000

                 Minimum additional investment: $100

                 You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received and read the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see page 33 for details. You may open a new account by exchange, provided that you meet the minimum initial investment requirement.

--------------------------------------------------------------------------------
AUTOMATIC        Minimum: $25
INVESTMENT
SERVICES         These services are offered with respect to additional
                 investments only. See details on page 35.

PROCESSING YOUR PURCHASE

Shares will be purchased at the next NAV calculated after your investment is received and accepted by Benham or an authorized subtransfer agent. Investments received and accepted before 1:00 p.m. Pacific Time will be included in your account balance the same day. After 1:00 p.m. Pacific Time, they will be credited the following business day. The Funds reserve the right to refuse any investment.

TELEPHONE TRANSACTIONS

Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Funds reserve the right to revise or terminate telephone transaction privileges at any time.

CONFIRMATION AND QUARTERLY STATEMENTS

All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you fail to notify us of an error within 30 days of the confirmation statement date, you will be deemed to have ratified the transaction.

-------------------
[information in left margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds if your investment goals change.
-------------------

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. An exchange out of a variable-price fund may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated (12:00 p.m. Pacific Time for Benham Target Maturities Trust; 1:00 p.m. Pacific Time for all other Benham funds).

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Currently, there are no restrictions on exchanges out of the Money Market Funds. However, each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE

The Benham Group's Open Order Service allows you to designate a price at which to exchange shares between a Benham variable-price fund and a Benham money market fund. You must designate a purchase price to or lower, or a sale price equal to or higher, than the variable-price fund's NAV at the time you place your order. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better).

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf. If you close or reregister the account from which shares are to be redeemed, your Open Order will be cancelled. Because of their time-sensitive nature, Open Order transactions may be made by telephone or in person. These transactions are subject to the exchange limitations described in each fund's prospectus, except that all orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment directly into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account directly into a Benham fund account on the 1st and/or the 15th of each month (or the next business day).

DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account in one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in another Benham fund account.

SYSTEMATIC EXCHANGES allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month (or the next business day).

For more information about any of these services, please call our Shareholder Relations Department at 1-800-321-8321 or 1-415-965-4222.

BROKER-DEALER TRANSACTIONS

The Benham Group charges no sales commissions, or "loads," of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED

TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929.

Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.

EMERGENCY SERVICES

The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii: 1-800-321-8321.

From all foreign countries, call collect: 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT

When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received your redemption request in good order. The Funds' NAVs are calculated at 1:00 p.m. Pacific Time. See pages 28 and 29 for details.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.

================================================================================
                                       DRAWN FROM A           MATURITY PERIOD
   TYPE OF INVESTMENT                CALIFORNIA BANK?       (IN BUSINESS DAYS)
--------------------------------------------------------------------------------
   Checks, cashiers' checks,
   and bank money orders                    Yes                   5 days
--------------------------------------------------------------------------------
   Same as above                            No                    8 days
--------------------------------------------------------------------------------
   U.S. Treasury checks,
   Traveler's checks,
   U.S. Postal money orders,
   Benham checks, bank wires,
   and AIS Deposits*                        N/A                    1 day

   *Does not include bank direct deposits, which take 8 business days to mature.
================================================================================

If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls to less than $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-sponsored retirement account should see pages 40 and 41 for details.

UNCASHED CHECKS

We may reinvest at a Fund's current NAV any distribution or redemption check that remains uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES (Retirement investors, see pages 40 and 41).

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
BY TELEPHONE      The Benham Group will accept telephone redemption requests for any amount if the proceeds are to be sent to your predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be ordered by telephone. All other redemption requests must be made in writing.

--------------------------------------------------------------------------------
IN WRITING        Send a letter of instruction to

                  The Benham Group
                  Shareholder Relations Department
                  1665 Charleston Road
                  Mountain View, California 94043

                  Your letter of instruction should specify
                  *  Your name
                  *  Your account number
                  *  The name of the Fund from which you wish to redeem shares
                  *  The dollar amount or number of shares you wish to redeem

                  For your protection, written redemption requests must be accompanied by SIGNATURE GUARANTEES under the following circumstances

                  * Redemption proceeds go to a party other than the registered account owner(s)
                  * Redemption proceeds go to an account other than your predesignated bank account
                  * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000

                  If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on these redemption requests. Signature guarantees may be provided by banks, savings and loan associations, savings banks, credit unions, stock brokerage firms, or a Benham Investor Center.

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING        Shareholders must appear in person with identification to
(continued)       obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

                  BFS may require written consent of all account owners
                  prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
BY CHECK Nonretirement CPF, CPF II, and Agency Fund shareholders automatically receive a free book of checks upon opening an account in these Funds. Checks are available on request to nonretirement ARM and GNMA Fund shareholders. Checks may be drawn to the order of any payee in any amount of $100 or more. There is no charge for additional checks, and there are no per-check fees.

                  Each check must bear the signatures of those authorized to act on the account. Check redemptions will be charged against your account as of the date the check is received by First Interstate Bank of California, the collecting bank.

                  Checks written against your account in ARM Fund or GNMA Fund may generate taxable capital gains (or losses) and will be reported to the IRS annually along with any other redemption transactions. The check-writing option may be terminated or modified by the board of directors or trustees. Checks may not be used to close an account.

--------------------------------------------------------------------------------
BY BANK WIRE      If you included bank wire information on your account
                  application or made subsequent arrangements to accommodate bank wire redemptions, you may wire funds to your bank by calling 1-800-321-8321 or 1-415-965-4222. The minimum amount for a bank wire redemption is $1,000. Allow at least two business days for redemption proceeds to be credited to your bank account.

--------------------------------------------------------------------------------
BY EXCHANGE       See details on pages 34 and 35.

--------------------------------------------------------------------------------
AUTOMATIC         DIRECTED PAYMENTS. You may arrange for periodic redemptions
REDEMPTION        from your Benham fund account to your bank account or to
SERVICES          another designated payee.

                  SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS

Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Shareholder Relations Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account. The minimum account balance for all Benham Individual Retirement Accounts (IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below $1,000 per fund account (continued on the next page)

================================================================================
                                                  MAXIMUM ANNUAL CONTRIBUTION
PLAN TYPE            AVAILABLE TO                 PER PARTICIPANT
--------------------------------------------------------------------------------
CONTRIBUTORY         An employed indi-            $2,000 or 100% of compensation
IRA                  vidual underage 70 1/2.      (whichever is less).


--------------------------------------------------------------------------------
SPOUSAL IRA          A nonworking spouse          $2,250 (can be split between
                     (under age 70 1/2) of a      Spousal and Contributory IRAs,
                     wage earner.                 provided that no IRA receives
                                                  more than a total of $2,000).
--------------------------------------------------------------------------------
ROLLOVER IRA         An individual with a         None, as long as total amount
                     distribution from an         is eligible.
                     employer's retirement
                     plan or a rollover IRA.
--------------------------------------------------------------------------------
SEP-IRA              A self-employed indi-        $22,500 or 15% of compensation
                     vidual or a business.        (whichever is less).*



--------------------------------------------------------------------------------
MONEY                Same as for SEP-IRA.         $30,000 or 25% of compensation
PURCHASE PLAN                                     (whichever is less).  Annual
(KEOGH)                                           contribution is mandatory.*
--------------------------------------------------------------------------------
PROFIT               Same as for SEP-IRA.         $22,500 or 15% of compensation
SHARING PLAN                                      (whichever is less). Annual
(KEOGH)                                           contribution is optional.*
--------------------------------------------------------------------------------
                                                  (table continued on next page)

*Self-employed individuals should consult IRS Publication 560 for their annual contribution limits.

(continued from previous page)
minimum, your account may be closed (see page 37 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-sponsored retirement plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Koeghs.

YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR SHAREHOLDER RELATIONS DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.

(table continued from previous page)
================================================================================
DEADLINE FOR
OPENING ACCOUNT                          CONTRIBUTION DEADLINES
--------------------------------------------------------------------------------
You may open an account anytime,         Annual contributions can be made
but the deadline for establishing        from January 1 through April 15 of
and funding an IRA for the prior         the following tax year up to the year
tax year is April 15.                    you turn age 70 1/2.
--------------------------------------------------------------------------------
Same as for Contributory IRA.            Same as for Contributory IRA.



--------------------------------------------------------------------------------
You may open a Rollover IRA              Eligible rollover contributions must
account anytime.                         be made within 60 days of receiving
                                         your distribution. There is no age
                                         limit for rollover contributions.
--------------------------------------------------------------------------------
You may open an account anytime,         Must be made by employer's tax fil-
but the deadline for establishing and    ing deadline (including extensions).
funding an account for the prior tax
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------
The end of the employer's plan           Same as for SEP-IRA.
year, usually December 31.


For all Benham-sponsored retirement plans, you may begin taking distributions at age 59 1/2 . You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

-------------------
[information in left margin of page]
Each January you will be informed of the tax status of dividends and capital gain distributions for the previous year.
-------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

MONEY MARKET FUNDS. Dividends are declared and credited (i.e., available for redemption) daily and distributed on the last business day of the month.

VARIABLE-PRICE FUNDS. Dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month.

ALL FUNDS. Net capital gains, if any, are declared and paid once a year in December.

DISTRIBUTION OPTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares (see "Directed Dividends" on page 35 for further information). Please indicate your choice on your account application or contact our Shareholder Relations Department. See page 37 for a description of our policy regarding uncashed distribution checks.

TAXES

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986
(Code), as amended, by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year.

The Funds' dividends and capital gain distributions are subject to federal income tax and applicable state and local taxes whether they are received in cash or reinvested in additional shares. Distributions are generally taxable in the year they are declared.

Dividends from net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Distributions from any net capital gains (net long-term capital gains minus net short-term capital losses) are federally taxable as long-term capital gains, regardless of how long you have held your shares. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, capital gain.

Dividend distributions attributable to interest earned on obligations of the U.S. Government (including agencies and instrumentalities) from CPF, Agency Fund, Short-Term Fund, Treasury Note Fund, and Long-Term Fund are exempt from state income tax in all states. Short-term capital gains, although they are treated as ordinary income for federal tax purposes, are not eligible for tax-exempt pass-through at the state level. Some states and localities apply an intangibles tax to shares owned (rather than taxing dividends received). Tax laws vary from state to state; you may wish to consult your tax advisor or state tax authorities regarding the tax status of distributions from the Funds.

You may realize a taxable gain or loss when you redeem (sell) or exchange shares of a variable-price fund. For most types of accounts, the proceeds from your redemption transactions will be reported to the IRS annually. However, because the tax treatment depends on your purchase price and personal tax situation, you should keep your regular account statements to use in determining your taxes.

BUYING A DIVIDEND. The timing of your investment could have undesirable tax consequences. If you open a new account or buy more shares from your current account just before the day a dividend or a distribution is reflected in your Fund's share price, you will receive a portion of your investment back as a taxable dividend distribution.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of reportable dividends and capital gain distributions (as well as redemptions from Variable-Price Funds) payable to shareholders who have not complied with IRS regulations. These regulations require you to certify on your account application or on IRS Form W-9 that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding from previous underreporting to the IRS, or that you are exempt from backup withholding.

The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified tax certification, we may redeem your shares in the Funds at any time.

-------------------
[information in left margin of page]
The Benham Group serves more than 350,000 investors
-------------------

MANAGEMENT INFORMATION

ABOUT THE FUNDS

Capital Preservation Fund, Inc. (CPF), Capital Preservation Fund II, Inc. (CPF
II), and Benham Government Income Trust (BGIT) are registered open-end management investment companies. CPF and CPF II were established as California corporations on October 28, 1971, and April 2, 1980, respectively. BGIT was organized as a Massachusetts business trust on July 24, 1985. BGIT currently consists of six series and may create additional series from time to time.

CPF and CPF II each have a board of directors; BGIT has a board of trustees. These directors and trustees are responsible for overseeing the Funds' activities and for protecting shareholders' interests. The majority of directors and trustees are not otherwise affiliated with BMC.

The Funds are neither required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing directors or trustees or amending a Fund's advisory agreement or investment policies. BGIT series vote separately on matters affecting individual series, and voting rights are not cumulative. For BGIT shareholders, the number of votes you are entitled to is based upon the dollar value of your investment. Under California corporate law, shareholders of CPF and CPF II, respectively, have the right to cumulate votes in the election (or removal) of directors. There is a possibility that one Fund may become liable for any misstatement in this Prospectus about another Fund.

THE BENHAM GROUP

Benham Management Corporation (BMC) is investment advisor to the funds in The Benham Group, which currently constitute more than $11 billion in assets. BMC, incorporated in California in 1971, became a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC), a Delaware corporation, on June 1, 1995, upon the merger of Benham Management International, Inc., BMC's former parent, into TCC. TCC is a holding company that owns the operating companies that provide the investment management, transfer agency, share-holder service, and other services for the Twentieth Century family of funds, which now includes the Benham Group. The combined company offers 62 mutual funds and has combined assets of more than $41 billion.

Benham Management Corporation (BMC) supervises and manages the investment portfolios of The Benham Group and directs the purchase and sale of its investment securities. BMC utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

Mr. Jeffrey R. Tyler co-manages the Benham GNMA Income Fund. He has primary responsibility for the day-to-day operations of the Capital Manager Fund, serves as vice president of The Benham Group's portfolio management team, and oversees the portfolio manager's operation of the Benham European Government Bond Fund. Mr. Tyler was an assistant vice president with Citicorp Securities (1983 to 1987) and a lending officer with Crocker Bank (1981 to 1987). Mr. Tyler supervises a team of other portfolio managers who assist in the management of the various segments of the Fund.

Ms. Amy O'Donnell has primary responsibility for the day-to-day operations of CPF and Benham Government Agency Fund. She also manages Benham Prime Money Market Fund. Ms. O'Donnell joined BMC in 1987 and the Portfolio Department in 1988. She was promoted to her current position in 1992.

Mr. Brian Howell co-manages the ARM Fund and assists with the management of CPF and BGAF. Mr. Howell joined Benham in 1987 as a research assistant. He assumed his current position in January 1994.

Ms. Denise Tobacco has primary responsibility for the day-to-day operations of CPF II. She joined The Benham Group in 1988, the Portfolio Department in 1991 and assumed her current responsibilities in 1995.

-------------------
[information in right margin of page]
Benham Management Corporation provides investment advice and portfolio management services to the Funds.
-------------------

Mr. David Schroeder has primary responsibility for the day-to-day operations of the Treasury Note, Short-Term, and Long-Term Funds. He also manages Benham Target Maturities Trust. Before joining BMC in 1990, Mr. Schroeder was a vice president and proprietary trader with Pacific Securities in San Francisco (1988 to 1990) and a vice president and fixed-income trader at Wells Fargo Bank.

Mr. Casey Colton co-manages the GNMA Income Fund.Mr. Colton joined BMC in 1990 as a Municipal Analyst. He was promoted to his current position in 1995. Mr. Colton is a Chartered Financial Analyst (CFA).

Mr. Newlin Rankin co-manages the ARM Fund. Before joining BMC in 1994, Mr. Rankin was an assistant vice president at Wells Fargo Bank (1991 to 1993).

ADVISORY AND SERVICE FEES

For investment advice and portfolio management services, CPF and CPF II each pay BMC a monthly investment advisory fee equal to the dollar amount derived from applying the Fund's average daily net assets to an investment advisory fee schedule. Each series of BGIT pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying BGIT's average daily net assets to an investment advisory fee schedule.

The investment advisory fee rate ranges from .50% to .19% of average daily net assets, dropping as CPF's, CPF II's, and BGIT's respective assets increase.

The table on the next page illustrates investment advisory fees paid by the Funds for the fiscal year ended March 31, 1995. For each Fund, the figures shown represent investment advisory fees as a percentage of the Fund's average daily net assets and as a dollar amount per $1,000 of the Fund's average daily net assets.

INVESTMENT ADVISORY FEES*

CPF                             .27%
CPF II                          .44
Agency Fund                     .21
Short-Term Fund                 .20
Treasury Note Fund              .28
Long-Term Fund                  .14
ARM Fund                        .27
GNMA Fund                       .28

* Net of expense limitations, as described on pages 4, 5, and 48.

To avoid duplicative investment advisory fees, the variable-price funds do not pay BMC investment advisory fees with respect to assets invested in shares of Benham money market funds.

BFS, a wholly owned subsidiary of TCC, is the Funds' agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as The Benham Groups' assets increase. For transfer agent services, each Fund pays BFS a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

Each Fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent directors or trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent director/trustee compensation.

-------------------
[information in right margin of page]
Benham Financial Services, Inc. provides administrative and transfer agent services to the Funds.
-------------------

EXPENSE LIMITATION AGREEMENTS

ALL FUNDS. An expense limitation agreement between BMC and the Funds is described on pages 4 and 5.

The table below illustrates total operating expenses for each of the Funds for the fiscal year ended March 31, 1995. For each Fund, the figures shown represent total operating expenses as a percentage of the Fund's average daily net assets and as a dollar amount per $1,000 of the Fund's average daily net assets.

TOTAL OPERATING EXPENSES*

CPF                              .50%
CPF II                           .75
Agency Fund                      .50
Short-Term Fund                  .67
Treasury Note Fund               .53
Long-Term Fund                   .67
ARM Fund                         .57
GNMA Fund                        .58

* Net of expense limitations, as described on pages 4 and 5.

DISTRIBUTION OF SHARES

Benham Distributors, Inc. (BDI), and BMC distribute and market Benham products and services. BMC pays all expenses for promoting sales of and distributing the Funds' shares. The Funds do not pay commissions to, or receive compensation from, broker-dealers.

BDI is a wholly owned subsidiary of TCC.

INVESTMENT ADVISOR

BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

DISTRIBUTOR

BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101

TRANSFER AGENT

BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

LEGAL COUNSEL

DECHERT PRICE & RHOADS
1500 K Street, N.W.
Suite 500
Washington, DC 20005

TRUSTEES

James M. Benham
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers III
Jeanne D. Wohlers

THE BENHAM GROUP OF INVESTMENT COMPANIES

Capital Preservation Fund
Capital Preservation Fund II
Benham Government Agency Fund
Benham Prime Money Market Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois, Michigan, New Jersey, New York, and Pennsylvania.

*** Available only to residents of Arizona, California, Colorado, Nevada,
    Oregon, Washington, and Texas.

NOTES:

                  CONTENTS

                  Summary of Fund Expenses ..............    4
                  Financial Highlights ..................    6
                  How the Funds Work ....................   15
                  Money Market Funds ....................   15
                  U.S. Treasury and Agency Funds ........   17
                  Mortgage Securities Funds .............   19
                  About the Funds' Investments ..........   22
                  Mortgage-Backed Securities ............   23
                  Other Investment Practices ............   25
                  Performance ...........................   26
                  Share Price ...........................   28
                  How to Invest .........................   29
                  Shareholder Services ..................   34
                     Exchange Privilege .................   34
                     Open Order Service .................   34
                     Automatic Investment Services ......   35
                     Broker-Dealer Transactions .........   36
                     TDD Service ........................   36
                     Emergency Services .................   36
                  How to Redeem Your Investment .........   36
                  About Benham-Sponsored Retirement Plans   40
                  Distributions and Taxes ...............   42
                  Management Information ................   44
                     About the Funds ....................   44
                     The Benham Group ...................   44
                     Advisory and Service Fees ..........   46
                     Expense Limitation Agreements ......   47
                     Distribution of Shares .............   48


Q018

                         BENHAM GOVERNMENT INCOME TRUST

                   BENHAM GOVERNMENT AGENCY FUND (AGENCY FUND)
          BENHAM SHORT-TERM TREASURY AND AGENCY FUND (SHORT-TERM FUND)
                 BENHAM TREASURY NOTE FUND (TREASURY NOTE FUND)
           BENHAM LONG-TERM TREASURY AND AGENCY FUND (LONG-TERM FUND)
          BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND (ARM FUND)
                       BENHAM GNMA INCOME FUND (GNMA FUND)

                               THE BENHAM GROUP(R)
                              1665 Charleston Road
                         Mountain View, California 94043

             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222
               Fund Information: 1-800-331-8331 or 1-415-965-4274

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 30, 1995

This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectus dated July 30, 1995. To obtain a copy of the Prospectus, call or write The Benham Group.

                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
         Investment Policies and Techniques                         2
         Investment Restrictions                                    9
         Portfolio Transactions                                    16
         Valuation of Portfolio Securities                         17
         Performance                                               18
         Taxes                                                     20
         About the Trust                                           21
         Trustees and Officers                                     22
         Investment Advisory Services                              25
         Administrative and Transfer Agent Services                26
         Direct Fund Expenses                                      27
         Expense Limitation Agreements                             27
         Additional Purchase and Redemption Information            28
         Other Information                                         29
         Financial Statements                                      30

NOTE: Throughout this document, Short-Term Fund, Treasury Note Fund, Long-Term Fund, ARM Fund, and GNMA Fund are referred to collectively as the "Variable-Price Funds."

INVESTMENT POLICIES AND TECHNIQUES

The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of trustees.

REPURCHASE AGREEMENTS (ARM FUND AND GNMA FUND)

The Funds may engage in repurchase agreements collateralized by U.S. Treasury bills, notes, and bonds, or by mortgage-backed GNMA certificates, which are guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the U.S. government.

In a repurchase agreement (repo), a Fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security.

Repos may involve risks not associated with direct investments in U.S. government debt securities. If the seller fails to complete the terms of the agreement, the Fund may experience delays in recovering its cash or incur costs in the disposal of securities it has purchased under the agreement. The Fund could also suffer a loss if the securities decline in value before they can be sold in the open market.

To minimize any risks associated with repurchase agreements, each Fund

(1) Invests no more than 10% of its total assets in repos of more than seven days' duration (although the underlying securities usually will have longer maturities).

(2) Purchases only securities issued by the U.S. government or its agencies, backed by the full faith and credit of the U.S. government, under repurchase agreements.

(3) Routinely takes delivery of securities subject to repurchase agreements.

(4) Transacts only with banks and primary non-bank U.S. government securities dealers with whom the Federal Reserve transacts directly and whose stability and credit are acceptable to the Fund.

(5) Requires the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian.

Under the Investment Company Act of 1940, repos are considered to be loans.

WHEN-ISSUED PURCHASES AND FORWARD-COMMITMENTS (ALL FUNDS)

The Funds may engage in securities transactions on a when-issued or forward-commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. While a Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may nevertheless sell the securities before the settlement date if deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate taxable capital gains or losses.

ROLL TRANSACTIONS

A Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that a Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward-commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. As an operating policy, BMC limits forward-commitment transactions (including roll transactions) to 35% and will not enter into when-issued or forward-commitment transactions with settlement dates that exceed 120 days.

In engaging in roll transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price, as described above.

INTEREST RATE RESETS ON FLOATING-RATE U.S. GOVERNMENT AGENCY SECURITIES

Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indexes, those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index. Commonly used indexes include the three-month, six-month, and one-year Treasury bill rate; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

MASTER DEMAND NOTES (AGENCY FUND ONLY)

Agency Fund may acquire variable-rate master demand notes issued by U.S. government agencies such as the Student Loan Marketing Association. Master demand notes allow the Fund to lend money at varying rates of interest under direct agreements with borrowers. The Fund may adjust the amount of money loaned under a master demand note daily or weekly up to the full amount specified in the agreement, and the borrower may prepay up to the full amount of the loan without penalty. Master demand notes may or may not be backed by bank letters of credit. Although, as direct agreements between lenders and borrowers, there is no secondary market for master demand notes, these instruments are redeemable (immediately repayable by the borrower) at par plus accrued interest at any time.

SECURITIES LENDING (ALL FUNDS EXCEPT TREASURY NOTE FUND)

The advisor may seek approval from the board of trustees to engage in securities lending on behalf of the Funds. Such loans would be made with the intention of allowing the Funds to earn additional income. If a borrower defaulted on a securities loan, the lending Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss. A vote by the board of trustees to authorize securities lending would most likely be made in conjunction with their approval of the following guidelines:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of a borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by a Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in (1) above. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the ability to terminate a loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice. The normal settlement period for U.S. government securities is typically two trading days.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S. government securities.

(5) LIMITATIONS ON PERCENTAGE OF FUND ASSETS ON LOAN. A Fund's loans may not exceed 331/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures BMC follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, BMC will analyze and monitor the creditworthiness of all borrowers with which portfolio lending arrangements are contemplated or entered into.

MORTGAGE-BACKED SECURITIES (ARM FUND AND GNMA FUND)

BACKGROUND. A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest over the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments over the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages, or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

A Fund may get back principal sooner than it expected because of accelerated prepayments. Under these circumstances, the Fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a Fund might miss an opportunity to earn interest at higher prevailing rates.

GINNIE MAE CERTIFICATES. The Government National Mortgage Association (GNMA or Ginnie Mae) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes Ginnie Mae to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. Ginnie Mae has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

Ginnie Mae certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans (GPMs); (iii) fixed-rate growing equity mortgage loans (GEMs); (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (v) mortgage loans on multifamily residential properties under construction (CLCs); (vi) mortgage loans on completed multifamily projects (PLCs); (vii) fixed-rate mortgage loans that use escrowed funds to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (viii) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

FANNIE MAE CERTIFICATES. The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) adjustable-rate mortgage loans; and (v) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

FREDDIE MAC CERTIFICATES. The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMO's may be collateralized by (i) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (ii) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (iii) unsecuritized conventional mortgages, or (iv) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called "tranches". Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven, and twenty years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a "sequential pay" or "plain vanilla" CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an "accrual bond" or "accretion bond." Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche-known as a companion bond, support, or non-PAC bond--that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the London Interbank Offered Rate (LIBOR). Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. "Super floaters" (which float a certain percentage above LIBOR) and "inverse floaters" (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

STRIPPED MORTGAGE-BACKED SECURITIES (ARM FUND ONLY). Stripped mortgage securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge a Fund's other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

ADJUSTABLE-RATE MORTGAGE LOANS (ARMS). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.

ARMs have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loan. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

There are two types of indexes that provide the basis for ARM rate adjustments: those based on market rates and those based on a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year, and five-year constant maturity U.S. Treasury rates (as reported by the Federal Reserve Board); the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); the National Median Cost of Funds Index; the one-month, three-month, six-month, or one-year London Interbank Offered Rate (LIBOR); or six-month CD rates. Some indexes, such as the one-year constant maturity Treasury rate or three-month LIBOR, are highly correlated with changes in market interest rates. Other indexes, such as the EDCOFI, tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

The EDCOFI reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California, and Nevada (the Federal

Home Loan Bank Eleventh District) and who are member institutions of the Federal Home Loan Bank of San Francisco (the FHLB of San Francisco), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

One-year and three-year Constant Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New York, based on daily closing bid yields on actively traded Treasury securities submitted by five leading broker-dealers. The median bid yields are used to construct a daily yield curve.

The National Median Cost of Funds Index, similar to the EDCOFI, is calculated monthly by the Federal Home Loan Bank Board (FHLBB) and represents the average monthly interest expenses on liabilities of member institutions. A median, rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

The London Interbank Offered Rate Index (LIBOR) is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

BMC may invest in ARMs whose periodic interest rate adjustments are based on new indexes as these indexes become available.

ZERO-COUPON SECURITIES (TREASURY NOTE FUND)

Zero-coupon U.S. Treasury securities are the unmatured interest coupons and underlying principal portions of U.S. Treasury notes and bonds. Originally, these securities were created by broker-dealers who bought Treasury notes and bonds and deposited these securities with a custodian bank. The broker-dealers then sold receipts representing ownership interests in the coupons or principal portions of the notes and bonds. Some examples of zero-coupon securities sold through custodial receipt programs are CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and generic TRs (Treasury Receipts).

The U.S. Treasury subsequently introduced a program called Separate Trading of Registered Interest and Principal of Securities (STRIPS). In this program, eligible securities may be presented to the U.S. Treasury and exchanged for their component parts, which are then traded in book-entry form. (Book-entry trading eliminated the bank credit risks associated with broker-dealer sponsored custodial receipt programs.) STRIPS are direct obligations of the U.S. government and have the same credit risks as other U.S. Treasury securities.

Principal and interest on bonds issued by the Resolution Funding Corporation (REFCORP) have also been separated and issued as stripped securities. The U.S. government and its agencies may issue securities in zero-coupon form. These securities are referred to as "original issue zero-coupon securities."

INVESTMENT RESTRICTIONS

The Funds' investment restrictions set forth below are fundamental and may not be changed without approval of "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940.

BENHAM GOVERNMENT AGENCY FUND MAY NOT

(1) Borrow money in excess of 331/3% of the market value of its total assets. The Fund may borrow from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may also borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2)  Act as an underwriter of securities issued by others.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of U.S. government securities and other debt securities secured by real estate or interests therein.

(4)  Engage in any short-selling operations.

(5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(8) Invest in securities which are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and trustees of the Trust and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(11) As an operating policy, invest in oil, gas, or other mineral leases.

BENHAM SHORT-TERM TREASURY AND AGENCY FUND MAY NOT

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940 and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(3) As an operating policy, engage in any short-selling operations, provided that transactions in futures and options will not constitute selling securities short.

(4) As an operating policy, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(5) Borrow money, except for temporary or emergency purposes, and then only from a bank. Such borrowings may not exceed 331/3% of the Fund's total assets. As an operating policy, the Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(6) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in disposing of restricted securities (As an operating policy, the Fund will not purchase restricted securities).

(7) As an operating policy, invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(8) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(9) Purchase or sell real estate unless acquired as result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing U.S. government securities secured by real estate or interests therein.

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(11) As an operating policy, purchase or sell futures contracts or put or call options, provided that this restriction will not apply to options attached to, or acquired or traded together with, their underlying securities; nor will it apply to securities that incorporate features similar to options or futures contracts.

(12) Make loans, other than loans of portfolio securities pursuant to guidelines established by the board of trustees, provided that this restriction will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the aggregate, will be limited to 331/3% of the Fund's total assets.

(13) As an operating policy, purchase the securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid or purchase securities issued by other open-end investment companies, provided that this restriction will not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(14) As an operating policy, purchase any equity securities, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(15) As an operating policy, invest in oil, gas, or other mineral exploration or development programs or leases.

(16) As an operating policy, purchase securities of any issuer if, to the knowledge of the Fund's investment advisor, those trustees and officers of the Trust and those directors and officers of the investment advisor who individually own more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such issuer's securities.

BENHAM TREASURY NOTE FUND MAY NOT

(1) Purchase the securities of any issuer other than the U.S. Treasury. This restriction shall not apply to repurchase agreements consisting of U.S. government securities or to purchases by the Fund of shares of other investment companies, provided that not more than 3% of such investment company's outstanding shares would be held by the Fund, not more than 5% of the value of the Fund's assets would be invested in shares of such company, and not more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate

(2)  Engage in any short-selling operations.

(3) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(4) Purchase or sell real estate, commodities, or commodity contracts, or buy and sell foreign exchange.

(5) Purchase securities for which the Fund might be liable for further payment or liability.

(6) Invest in portfolio securities that the Fund may not be free to sell to the public without registration under the Securities Act of 1933 or the taking of similar actions under other securities laws relating to the sale of securities.

(7) Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowing might be deemed such.

(8) Lend money other than through the purchase of debt securities in accordance with its investment policy (this restriction does not apply to repurchase agreements).

(9) Borrow money except from a bank as a temporary measure to satisfy redemption requests, or for extraordinary or emergency purposes and then only in an amount not exceeding 33 1/3% of the market value of the Fund's total assets, so that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may not pledge or hypothecate in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

BENHAM LONG-TERM TREASURY AND AGENCY FUND MAY NOT

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940 and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(3) As an operating policy, engage in any short-selling operations, provided that transactions in futures and options will not constitute selling securities short.

(4) As an operating policy, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(5) Borrow money, except for temporary or emergency purposes, and then only from a bank. Such borrowings may not exceed 331/3% of the Fund's total assets. As an operating policy, the Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(6) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in disposing of restricted securities (As an operating policy, the Fund will not purchase restricted securities).

(7) As an operating policy, invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(8) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(9) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing U.S. government securities secured by real estate or interests therein.

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(11) As an operating policy, purchase or sell futures contracts or put or call options, provided that this restriction will not apply to options attached to, or acquired or traded together with, their underlying securities; nor will it apply to securities that incorporate features similar to options or futures contracts.

(12) Make loans, other than loans of portfolio securities pursuant to guidelines established by the board of trustees, provided that this restriction will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the aggregate, will be limited to 331/3% of the Fund's total assets.

(13) As an operating policy, purchase the securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid or purchase securities issued by other open-end investment companies, provided that this restriction will not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(14) As an operating policy, purchase any equity securities, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(15) As an operating policy, invest in oil, gas, or other mineral exploration or development programs or leases.

(16) As an operating policy, purchase securities of any issuer if, to the knowledge of the Fund's investment advisor, those trustees and officers of the Trust, and those directors and officers of the investment advisor who individually own more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such issuer's securities.

BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND MAY NOT

(1) Borrow money in excess of 331/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2)  Act as an underwriter of securities issued by others.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of U.S. government securities and other debt securities secured by real estate or interests therein.

(4)  Engage in any short-selling operations.

(5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(8) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(11) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and trustees of the Trust and of its investment advisor who each own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such securities.

(12) As an operating policy, invest in oil, gas, or other mineral leases.

BENHAM GNMA INCOME FUND MAY NOT

(1) Borrow money in excess of 331/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2)  Act as an underwriter of securities issued by others.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of U.S. government securities and other debt securities secured by real estate or interests therein.

(4)  Engage in any short-selling operations.

(5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(8) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Acquire or retain the securities of any other investment company except in connection with a merger, consolidation, acquisition, or reorganization.

(11) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and trustees of the Trust and of its investment advisor who each own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such securities.

PORTFOLIO TRANSACTIONS

Each Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions from the board of trustees that may be issued from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

In placing orders for the purchase and sale of portfolio securities, BMC will use its best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions from the board of trustees that may be issued from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

On behalf of the Funds, BMC transacts in round lots ($100,000 to $10 million or more) whenever possible. Since commissions are not charged for round-lot transactions of U.S. Treasury securities, the Funds' transaction costs consist solely of custodian charges and dealer mark-ups. Each Fund may hold its portfolio securities to maturity or sell or swap them for others, depending upon the level and slope of, and anticipated changes in, the yield curve. The Funds paid no brokerage commissions during the fiscal year ended March 31, 1995.

The following table illustrates the portfolio turnover rates for each Fund (except Agency Fund) for the fiscal years ended March 31, 1995, and 1994.

PORTFOLIO TURNOVER RATES
                                       FISCAL YEAR                FISCAL YEAR
FUND                                      1995                       1994

Short-Term Fund                          140.82%                    261.61%
Treasury Note Fund                        92.35                     212.91
Long-Term Fund                           146.81                     200.34
ARM Fund                                  60.29                      91.87
GNMA Fund                                119.56                      48.61

VALUATION OF PORTFOLIO SECURITIES

Each Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

BMC typically completes its trading on behalf of each Fund in various markets before the NYSE closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest on portfolio securities are accrued daily.

Securities held by BENHAM GOVERNMENT AGENCY FUND are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. While this method provides certainty in valuation, it disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund such as Agency Fund, holding itself out as a money market fund, must adhere to certain quality and maturity criteria which are described in the Prospectus.

The trustees have established procedures designed to stabilize, to the extent reasonably possible, Agency Fund's NAV at $1.00 per share. These procedures require the Fund's chief financial officer to notify the trustees immediately if, at any time, the Fund's weighted average maturity exceeds 60 days, or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the board of trustees' audit committee will be called to consider what action, if any, should be taken. If such deviation exceeds .50%, the Fund's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the board of trustees to consider further action.

Actions the board may consider under these circumstances include (i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market for purposes of calculating NAV.

Most securities held by THE VARIABLE-PRICE FUNDS are valued at current market value as provided by an independent pricing service. Other securities are priced at fair value as determined in good faith pursuant to guidelines established by the Fund's board of trustees.

PERFORMANCE

The Fund may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. The Fund's share price, yield and return will vary with changing market conditions.

For AGENCY FUND, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:
                                                         365/7
              Effective Yield = [(Base-Period Return + 1)     ] - 1

For the seven-day period ended March 31, 1995, Agency Fund's yield was 6.68%, and its effective yield was 5.74%.

For THE VARIABLE-PRICE FUNDS, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:
                                                6
                          YIELD = 2 [(a - b + 1)  - 1]
                                      -----
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Each Variable-Price Fund's yield for the 30-day period ended March 31, 1995, is indicated in the following table.

FUND                                   30-DAY YIELD

Agency Fund                               5.58%
Short-Term Fund                           6.16

FUND (CONTINUED)                       30-DAY YIELD

Treasury Note Fund                        6.43
Long-Term Fund                            7.00
ARM Fund                                  5.59
GNMA Fund                                 7.62

Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Funds' performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

The Funds' average annual returns for the one-year, five-year, ten-year, and life-of-fund periods ended March 31, 1995, are indicated in the following table.

AVERAGE ANNUAL TOTAL RETURNS

FUND                      ONE YEAR    FIVE YEARS     TEN YEARS     LIFE OF FUND

Agency Fund                4.47%         4.68%          N/A            4.91%
Short-Term Fund            3.85          N/A            N/A            3.44(1)
Treasury Note Fund         3.54          7.76           8.53           9.03(2)
Long-Term Fund             3.25          N/A            N/A            4.93(1)
ARM Fund                   1.75          N/A            N/A            4.11(3)
GNMA Fund                  5.53          8.53           N/A            8.88(4)

1 Short-Term Fund and Long-Term Fund commenced operations on September 8, 1992. 2 Treasury Note Fund commenced operations on May 16, 1980.
3 ARM Fund commenced operations on September 3, 1991.
4 GNMA Fund commenced operations on September 23, 1985.

In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. If an investor pays $10,000 to buy shares of a load fund with an 8.5% sales charge, $850 of that $10,000 is paid as a commission to a salesperson, leaving only $9,150 to put to work for the investor. Over time, the difference between paying a sales load and not paying one can have a significant effect on an investor's total return. The Mutual Fund Education Alliance provides a comparison of $10,000 invested in each of two mutual funds, one with an 8.5% sales load and one without a sales load. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment is worth $25,937 after ten years, and the load fund investment is worth only $23,732.

The Benham Group has distinguished itself as an innovative provider of low-cost true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund investing primarily in zero-coupon U.S. Treasury securities; the first no-load double tax-free California money market and short-term bond funds; the first no-load adjustable rate government securities fund; and the first no-load utilities fund designed to pay monthly dividends.

TAXES

Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the code), as amended. By so qualifying, each Fund will not incur federal income taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% if its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are federally taxable to shareholders as ordinary income, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from a Fund's net realized long-term capital gains and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions from the Funds. A distribution will be treated as paid on December 31 of a calendar year if its is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Upon redeeming, selling, or exchanging shares of a Variable-Price Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes to the extent of capital gain dividends paid (or deemed paid).

As of March 31, 1995, capital loss carryovers were as follows: $408,754 (Short-Term), $7,230,117 (Treasury Note), $2,563,482 (Long-Term), $23,798,896
(GNMA). As of March 31, 1995, ARM Fund had a capital loss carryover of $54,978,670. All capital loss carryovers, with the exception of the ARM Fund, will expire during the period March 31, 2001 through March 31, 2003. A Fund will not make capital gain distributions to its shareholders until all of its capital loss carryovers have been offset or have expired.

The Funds may invest in obligations issued at a discount. In that case, a portion of the discount element generally is included in the Fund's investment company taxable income in each taxable period in which the obligation is held. Such amounts are subject to the Fund's tax-related distribution requirements even if not received by the Fund in cash in that period.

Dividends paid by Agency Fund, Short-Term Fund, Treasury Note Fund, and Long-Term Fund are exempt from state personal income taxes in all states to the extent these Funds derive their income from debt securities of the U.S. government, whose interest payments are state tax-exempt.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. The Funds' distributions may also be subject to state, local, or foreign taxes. To determine whether a Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE TRUST

Benham Government Income Trust was organized as a Massachusetts business trust on July 24, 1985. Currently, there are six series of the Trust as follows:
Benham Government Agency Fund, Benham Short-Term Treasury and Agency Fund, Benham Treasury Note Fund, Benham Long-Term Treasury and Agency Fund, Benham Adjustable Rate Government Securities Fund, and Benham GNMA Income Fund. The board of trustees may create additional series from time to time.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a board of trustees. The Trust has instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar value of your investment. The election of trustees is determined by the votes received from all Trust shareholders, without regard to whether a majority of shareholders of any one series voted in favor of a particular nominee or all nominees as a group. Shares of each series have equal rights as to dividends and distributions declared by the series and in the net assets of such series upon its liquidation or dissolution.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

CUSTODIAN BANKS: Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, is custodian of the assets of Short-Term Fund, Long-Term Fund, ARM Fund, and GNMA Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is custodian of the assets of Agency Fund and Treasury Note Fund. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent auditors. KPMG audits the annual report and provides tax and other services.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a board of trustees, including five independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management Corporation (BMC); the Trust's agent for transfer and administrative services, Benham Financial Services, Inc. (BFS); the Trust's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Twentieth Century Companies, Inc. (TCC) or TCC's subsidiaries; or other funds advised by BMC. Each trustee listed below serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address is 1665 Charleston Road, Mountain View, California 94043 and 4500 Main Street, Kansas City, Missouri 64111.

*JAMES M. BENHAM, chairman of the board of trustees (1985). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), and BDI (1988); president of BMC (1971), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

RONALD J. GILSON, independent trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent trustee (1985). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent trustee (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, trustee (1995); president and director, Twentieth Century Investors, Inc.; president and director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

JEANNE D. WOHLERS, independent trustee (1985). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1985).

*JOHN T. KATAOKA,  president, and chief executive officer (1984).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. MCCOID, controller (1987).

The table below summarizes the compensation that the trustees of the Funds received for the Fund's fiscal year ended March 31, 1995, as well as the compensation received for serving as a director or trustee of all other Benham funds.

                               TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED
                                                  MARCH 31, 1995

-------------------------------------------------------------------------------------------------------------------
      NAME OF                 AGGREGATE              PENSION OR               ESTIMATED               TOTAL
      TRUSTEE               COMPENSATION         RETIREMENT BENEFITS       ANNUAL BENEFITS        COMPENSATION
                                FROM             ACCRUED AS PART OF        UPON RETIREMENT        FROM FUND AND
                              EACH FUND             FUND EXPENSES                                 FUND COMPLEX*
                                                                                                PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson+         $0                       Not Applicable          Not Applicable            $0
-------------------------------------------------------------------------------------------------------------------
Myron S. Scholes         $1,670 (Agency Fund)      Not Applicable          Not Applicable            $61,375
                          1,041 (S-T Fund)
                          1,444 (T-Note Fund)
                          1,036 (L-T Fund)
                          1,833 (ARM Fund)
                          2,428 (GNMA Fund)
-------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott         $1,897 (Agency Fund)      Not Applicable          Not Applicable            $67,375
                          1,125 (S-T Fund)
                          1,464 (T-Note Fund)
                          1,043 (L-T Fund)
                          2,020 (ARM Fund)
                          2,496 (GNMA Fund)
-------------------------------------------------------------------------------------------------------------------
Ezra Solomon             $2,036 (Agency Fund)      Not Applicable          Not Applicable            $71,875
                          1,059 (S-T Fund)
                          1,585 (T-Note Fund)
                          1,053 (L-T Fund)
                          2,254 (ARM Fund)
                          3,187 (GNMA Fund)
-------------------------------------------------------------------------------------------------------------------
Isaac Stein              $1,958 (Agency Fund)      Not Applicable          Not Applicable            $65,875
                          1,127 (S-T Fund)
                          1,504 (T-Note Fund)
                          1,046 (L-T Fund)
                          2,073 (ARM Fund)
                          2,625 (GNMA Fund)
-------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers        $1,972 (Agency Fund)      Not Applicable          Not Applicable            $68,625
                          1,063 (S-T Fund)
                          1,646 (T-Note Fund)
                          1,050 (L-T Fund)
                          2,194 (ARM Fund)
                          3,054 (GNMA Fund)
-------------------------------------------------------------------------------------------------------------------
+   Nominated on April 3, 1995
*   The Benham Group fund complex currently consists of 41 investment companies.

As of April 30, 1995, the Trust's officers and trustees, as a group, owned less than 1% of the outstanding shares of each  Fund.

INVESTMENT ADVISORY SERVICES

The Funds have an investment advisory agreement with Benham Management Corporation (BMC) dated May 31, 1995, that was approved by shareholders on that date.

BMC is a California corporation and a wholly owned subsidiary of Twentieth Century Companies (TCC), a Delaware corporation. BMC, as well as BFS and BDI, became wholly owned subsidiaries of TCC on June 1, 1995, upon the merger of Benham Management International (BMI), the former parent of BMC, BFS and BDI, into TCC. BMC has served as investment advisor to the Fund since the Fund's inception. TCC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century family of funds. James E. Stowers, Jr., controls TCC by virtue of his ownership of a majority of its common stock. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

Each Fund's agreement with BMC continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of a majority of the Fund's shareholders or by vote of a majority of the Trust's trustees, including a majority of those trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each Fund's agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. BMC determines what securities will be purchased and sold by the Fund and assist the Trust's officers in carrying out decisions made by the board of trustees.

For these services, each Fund pays BMC a monthly investment advisory fee based on a percentage of the Trust's average daily net assets to the following investment advisory fee schedule:

               .50% of the first $100 million
               .45% of the next $100 million
               .40% of the next $100 million
               .35% of the next $100 million
               .30% of the next $100 million
               .25% of the next 1 billion
               .24% of the next 1 billion
               .23% of the next 1 billion
               .22% of the next 1 billion
               .21% of the next 1 billion
               .20% of the next 1 billion
               .19% of average daily net assets over $6.5 billion

Investment advisory fees paid by each Fund to BMC for the fiscal years ended March 31, 1995, 1994 and 1993, are indicated in the following table. Fee amounts are net of reimbursements as described on the next page.

INVESTMENT ADVISORY FEES

                             FISCAL              FISCAL             FISCAL
     FUND                     1995                1994               1993

Agency Fund               $1,014,951          $1,073,248         $1,518,462
Short-Term Fund               60,440              11,846                  0(1)
Treasury Note Fund           875,087           1,020,441            932,941
Long-Term Fund                33,915               7,598                  0(1)
ARM Fund                   1,646,614           3,282,058          2,539,896
GNMA Fund                  2,807,230           3,322,727          2,450,076

(1) From September 8, 1992 (commencement of operations), through March 31, 1993.

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of TCC, is the Trust's agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the aggregate average daily net assets of all of the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                        ADMINISTRATIVE FEE RATE

up to $4.5 billion                          .11%
up to $6 billion                            .10
up to $9 billion                            .09
over $9 billion                             .08

For transfer agent services, each Fund pays BFS a monthly fee of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

Administrative service and transfer agent fees paid by each Fund to BFS for the fiscal years ended March 31, 1995, 1994, and 1993, are indicated in the following tables. Fee amounts are net of reimbursements as described on the next page.

ADMINISTRATIVE FEES
                            FISCAL              FISCAL            FISCAL
     FUND                    1995                1994              1993

Agency Fund                $478,410            $564,901          $674,501
Short-Term Fund              30,662              21,286                 0(1)
Treasury Note Fund          312,814             378,294           312,966
Long-Term Fund               23,884              19,336                 0(1)
ARM Fund                    595,079           1,215,816         1,198,441
GNMA Fund                 1,003,636           1,232,514           821,946

TRANSFER AGENT FEES
                            FISCAL              FISCAL           FISCAL
     FUND                    1995                1994             1993

Agency Fund                $636,462            $863,944        $1,082,217
Short-Term Fund              36,254              29,973                 0(1)
Treasury Note Fund          317,653             356,584           350,021
Long-Term Fund               37,365              26,909                 0(1)
ARM Fund                    684,702           1,141,251         1,349,285
GNMA Fund                 1,178,768           1,348,081         1,023,105

(1) From September 8, 1992 (commencement of operations), through March 31, 1993.

DIRECT FUND EXPENSES

Each Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent trustees; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS

BMC has agreed to limit each Fund's expenses to a specified percentage of its average daily net assets during the year ending May 31, 1996, as follows:

Agency Fund                          .50%
Short-Term Fund                      .65%
Treasury Note Fund                   .65%
Long-Term Fund                       .65%
ARM Fund                             .65%
GNMA Fund                            .65%

BMC may recover amounts absorbed on behalf of the Funds during the preceding 11 months if, and to the extent that, for any given month, a Fund's expenses were less than the expense limit in effect at that time. Each Fund's expense limit for the year ending May 31, 1995, as a percentage of average daily net assets, is listed below:

                                     1995

Agency Fund                          .50%
Short-Term Fund                      .66%
Treasury Note Fund                   .66%
Long-Term Fund                       .66%
ARM Fund                             .60%
GNMA Fund                            .66%

Net amounts absorbed or recouped for the fiscal years ended March 31, 1995, 1994, and 1993, are indicated in the table on the next page.

NET EXPENSE LIMITATIONS/RECOUPMENTS BY BMC AND BFS

                           FISCAL               FISCAL             FISCAL
FUND                        1995                 1994               1993

Agency Fund               $323,152             $451,622           $492,900
Short-Term Fund             25,537               45,651             59,482(1)
Treasury Note Fund               0                    0                  0
Long-Term Fund              33,125               44,468             63,912(1)
ARM Fund                    11,331                    0          1,032,291
GNMA Fund                        0                    0                  0

(1) From September 8, 1992 (commencement of operations), through March 31, 1993.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a Fund's tax status; or whenever, in management's opinion, such rejection is in the Trust's or a Fund's best interest.

As of June 30, 1995, the shareholders listed in the chart below and on the next page were record holders of greater than 5% of the outstanding shares of the individual Funds.

--------------------------------------------------------------------------------------------------
FUND                   SHAREHOLDER                  # OF SHARES HELD              % OF TOTAL
                       NAME AND ADDRESS                                       SHARES OUTSTANDING

--------------------------------------------------------------------------------------------------
Short-Term Fund        Charles Schwab & Co.            781,359.533                   20.47
                       101 Montgomery Street
                       San Francisco, CA 94104

                       J. Harris Morgan                311,870.707                   8.17
                       P.O. Box 556
                       Greenville, TX 75401

--------------------------------------------------------------------------------------------------
Treasury Note Fund     Charles Schwab & Co.           2,810,423.515                  9.26
                       101 Montgomery Street
                       San Francisco, CA 94104

--------------------------------------------------------------------------------------------------
Long-Term Fund         Charles Schwab & Co.           1,916,825.445                  43.15
                       101 Montgomery Street
                       San Francisco, CA 94104

                       Natl. Fincl. Svcs. Corp.        537,201.577                   12.09
                       200 Liberty Street
                       New York, NY 10281



--------------------------------------------------------------------------------------------------
FUND                   SHAREHOLDER                  # OF SHARES HELD              % OF TOTAL
(CONTINUED)            NAME AND ADDRESS                                       SHARES OUTSTANDING

--------------------------------------------------------------------------------------------------
ARM Fund               Charles Schwab & Co.           2,612,486.559                  67.26
                       101 Montgomery Street
                       San Francisco, CA 94104

--------------------------------------------------------------------------------------------------
GNMA Fund              Charles Schwab & Co.          11,626,622.576                  11.92
                       101 Montgomery Street
                       San Francisco, CA 94104


As of June 30, 1995, no other shareholder was the record holder or beneficial owner of 5% or more of a Fund's total outstanding shares.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income to BFS.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor , Benham Management Corporation (BMC), has been continuously registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the SEC.

For further information, refer to registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                            CAPITAL PRESERVATION FUND

                               THE BENHAM GROUP(R)
                              1665 Charleston Road
                         Mountain View, California 94043


             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222
               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 30, 1995


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated July 30, 1995. The Fund's Annual Report for the fiscal year ended March 31, 1995, is included in this Statement of Additional Information. To obtain a copy of the Prospectus, call or write The Benham Group.


                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
         Investment Policies and Techniques                        2
         Investment Restrictions                                   2
         Portfolio Transactions                                    4
         Valuation of Portfolio Securities                         4
         Performance                                               5
         Taxes                                                     7
         About the Fund                                            8
         Directors and Officers                                    8
         Investment Advisory Services                             10
         Administrative and Transfer Agent Services               11
         Direct Fund Expenses                                     12
         Expense Limitation Agreements                            12
         Additional Purchase and Redemption Information           12
         Other Information                                        13
         Financial Statements                                     14

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of directors.

WHEN-ISSUED SECURITIES AND FORWARD-COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward-commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments on a when-issued or forward-commitment basis to purchase or sell securities, it may nevertheless sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, and other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate capital gains or losses.

ROLL TRANSACTIONS

The Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash and carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward-commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. As an operating policy, the Fund will limit roll transactions to 30% of net assets.

In engaging in roll transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price, as described above.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions are set forth below. Except for those designated as operating policies, these restrictions are fundamental and may not be changed without the approval of "a majority of the outstanding voting securities" of the Fund as defined in the Investment Company

Act of 1940. Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction.

The Fund may not

(1) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets. Although the Fund has the right to pledge, mortgage, or hypothecate in excess of 10% of its assets at market value, as a matter of operating policy and in order to comply with certain state statutes and investment restrictions, it will not do so.

(3)  Act as an underwriter of securities issued by others.

(4) Invest more than 25% of its assets in any one industry (this restriction does not apply to securities of the U.S. government or its instrumentalities or agencies or to certificates of deposit or bankers' acceptances of U.S.
     commercial banks having assets over $10 billion).

(5) Purchase or sell real estate, commodities, or commodity contracts, or buy or sell foreign exchange.

(6)  Engage in any short-selling operations.

(7) Lend money other than through the purchase of debt securities in accordance with its investment policies (management considers that this restriction precludes purchase of other than publicly held debt securities).

(8) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(9) Purchase any debt securities that are not rated AA or AAA, or the equivalent thereof, by either of the major statistical rating services (Moody's or Standard & Poor's) or that, in the Fund's opinion, are the equivalent thereof.

(10) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(11) Purchase securities for which the Fund might be liable for further payment or liability.

(12) Invest in portfolio securities that the Fund may not be free to sell to the public without registering under the Securities Act of 1933 or taking similar action under other securities laws.

(13) Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowing might be deemed such.

(14) Acquire or retain the securities of any other investment company.

(15) Purchase securities of companies in which directors or management personnel of the Fund or its advisor have a substantial interest. (The Fund may not purchase or retain securities of any company in which an officer or director of the Fund or its advisor is an officer, director, or security holder if such officers and directors who individually own beneficially more than one-half of one percent (0.5%) of the shares or securities of such company together own beneficially more than 5% of the shares or securities of such company. Portfolio securities of the Fund may not be purchased from or sold to the Fund's advisor or its directors, officers, or employees.)

(16) As a matter of operating policy, acquire securities for the purpose of exercising control over management.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions the board of directors may issue from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, BMC will use its best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions that the board of directors may issue from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

On behalf of the Fund, BMC transacts in round lots ($100,000 to $10 million or more) whenever possible. Since commissions are not charged for round-lot transactions of U.S. Treasury securities, the Fund's transaction costs consist solely of custodian charges and dealer mark-ups. The Fund may hold its portfolio securities to maturity or sell or swap them for others, depending upon the level and slope of, and anticipated changes in, the yield curve. The Fund paid no brokerage commissions during the fiscal year ended March 31, 1995.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

The Fund declares as daily dividends substantially all of its net income, plus or minus any recognizable gains or losses. Net income equals the return on the Fund's investment portfolio minus

Fund expenses. Income and expenses are accrued daily. If, on any business day, net income is less than recognized losses, shares will be redeemed pro rata to offset the difference and to maintain the Fund's $1.00 share price.

Securities held by the Fund are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in periods of rising interest rates.

BMC typically completes its trading on behalf of the Fund in various markets before the NYSE closes for the day. The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund such as CPF, holding itself out as a money market fund, must adhere to certain quality and maturity criteria. In particular, such a fund must limit its investments to U.S. dollar-denominated instruments that are determined by its board of directors or trustees to present minimal credit risks and that are (i) high-grade obligations rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two rating agencies (or by one if only one has rated the obligation), or (ii) unrated obligations judged by the advisor, under the direction of the fund's board of directors or trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and may not purchase instruments with remaining maturities in excess of 397 days. As an operating policy, the Fund maintains a dollar-weighted average maturity of 60 days or less.

The directors have established procedures designed to stabilize the Fund's NAV at $1.00 per share to the extent reasonably possible. These procedures require the Fund's chief financial officer to notify the directors immediately if, at any time, the Fund's weighted average maturity exceeds 60 days or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the board of directors' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Fund's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the board of directors to consider further action.

Actions the board may consider under these circumstances include but are not limited to (i) selling portfolio securities prior to maturity; (ii) withholding dividends or distributions from capital; (iii) authorizing a one-time dividend adjustment; (iv) discounting share purchases and initiating redemptions in kind; or (v) valuing portfolio securities at market value for purposes of calculating NAV.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. Yields and total returns will vary, and past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:
                                                         365/7
              Effective Yield = [(Base-Period Return + 1)     ] - 1

For the seven-day period ended March 31, 1995, the Fund's yield was 5.40%, and its effective yield was 5.54%.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. The Fund's share price, yield and return will vary with changing market conditions.

The Benham Group has distinguished itself as an innovative provider of low-cost true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund investing primarily in zero-coupon U.S. Treasury securities, the first no-load double tax-free California money market and short-term bond funds, the first no-load adjustable rate government securities fund, and the first no-load utilities fund designed to pay monthly dividends. CPF was the first (Treasury-bill-only) money market fund.

TAXES

The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the Code) as amended. By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions from the Fund. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

In most states, dividends paid by the Fund are exempt from state personal income taxes to the extent that the Fund derives its income from debt securities of the U.S. government, which generate interest payments that are state tax-exempt.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE FUND

Capital Preservation Fund was organized as a California corporation on October 28, 1971. The Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, which may be issued in two or more series. Of the ten billion shares, five billion (5,000,000,000) are designated "Series A Common Stock." The remaining five billion shares may be designated and classified as additional series from time to time at the discretion of the board of directors.

Each share of Series A Common Stock is entitled to one vote and to equal participation in dividends and distributions. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion, exchange, or similar rights. Fund shares are transferable without restriction.

Each shareholder is entitled to cast one vote for each share held in his or her name as of the record date for a shareholder meeting. Under California Corporations Code, Section 708, shareholders have the right to cumulate votes in the election (or removal) of directors. For example, if six directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is custodian of the Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and
(iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, California 94111, serve as the Fund's independent auditors. KPMG audits the annual report and provides tax and other services.

DIRECTORS AND OFFICERS

The Fund's activities are overseen by a board of directors, including five independent directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Fund (as defined in the Investment Company Act of 1940) by virtue of, among other things, their affiliation with either the Fund; the Fund's investment advisor, Benham Management Corporation
(BMC); the Fund's agent for transfer and administrative services, Benham Financial Services, Inc. (BFS); the Fund's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Twentieth Century Companies, Inc. (TCC) or TCC's subsidiaries; or other funds advised by BMC. Each director listed below serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, a date in parentheses indicates the date the director or officer began his or her service in a particular capacity. The directors and officers' address is 1665 Charleston Road, Mountain View, California 94043 and 4500 Main Street, Kansas City, Missouri 64111.

*JAMES M. BENHAM, chairman of the board of directors (1971). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), and BDI (1988); president of BMC (1971), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

RONALD J. GILSON, independent director (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent director (1981). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent director (1971). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent director (1978). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent director (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, director (1995); president and director, Twentieth Century Investors, Inc.; president and director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

JEANNE D. WOHLERS, independent director (1989). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1984).

*JOHN T. KATAOKA,  president, and chief executive officer (1984).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. MCCOID, controller (1987).

The table below summarizes the compensation that the directors of Capital Preservation Fund received from the Fund for the Fund's fiscal year ended March 31, 1995, as well as the compensation received for serving as a director or trustee of all other Benham funds.

                               DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED
                                                  MARCH 31, 1995

---------------------------------------------------------------------------------------------------------------------
      NAME OF                AGGREGATE             PENSION OR               ESTIMATED                 TOTAL
     DIRECTOR              COMPENSATION        RETIREMENT BENEFITS       ANNUAL BENEFITS          COMPENSATION
                               FROM            ACCRUED AS PART OF        UPON RETIREMENT          FROM FUND AND
                             THE FUND             FUND EXPENSES                                   FUND COMPLEX*
                                                                                                PAID TO DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson+             $0                 Not Applicable          Not Applicable              $0
---------------------------------------------------------------------------------------------------------------------
Myron S. Scholes              $9,776             Not Applicable          Not Applicable              $61,375
---------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott              $11,587            Not Applicable          Not Applicable              $67,375
---------------------------------------------------------------------------------------------------------------------
Ezra Solomon                  $13,356            Not Applicable          Not Applicable              $71,875
---------------------------------------------------------------------------------------------------------------------
Isaac Stein                   $10,975            Not Applicable          Not Applicable              $65,875
---------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers             $11,718            Not Applicable          Not Applicable              $68,625
---------------------------------------------------------------------------------------------------------------------
+  Nominated on April 3, 1995.
* The Benham Group fund complex currently consists of 41 investment companies.

As of June 30, 1995, the Fund's officers and directors, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with Benham Management Corporation
(BMC) dated June 1, 1995, that was approved by shareholders on May 31, 1995.

BMC is a California corporation and a wholly owned subsidiary of Twentieth Century Companies (TCC), a Delaware corporation. BMC, as well as BFS and BDI, became wholly owned subsidiaries of TCC on June 1, 1995, upon the merger of Benham Management International (BMI), the former parent of BMC, BFS and BDI, into TCC. BMC has served as investment advisor to the Fund since the Fund's inception. TCC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century family of funds. James E. Stowers, Jr., controls TCC by virtue of his ownership of a majority of its common stock. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

The Fund's agreement with BMC continues for an initial period of two years and thereafter from year to year provided that, after the initial two-year period, it is approved at least annually by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. BMC determines what securities will be purchased and sold by the Fund and assists the Fund's officers in carrying out decisions made by the board of directors.

For these services, the Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

          .50% of the first $100 million
          .45% of the next $100 million
          .40% of the next $100 million
          .35% of the next $100 million
          .30% of the next $100 million
          .25% of the next $1 billion
          .24% of the next $1 billion
          .23% of the next $1 billion
          .22% of the next $1 billion
          .21% of the next $1 billion
          .20% of the next $1 billion
          .19% of average daily net assets over $6.5 billion

Investment advisory fees paid by the Fund to BMC for the fiscal periods ended March 31, 1995, 1994, and 1993, are indicated in the following table.

FISCAL PERIOD                       INVESTMENT ADVISORY FEES

Year ended 3/31/95                         $7,631,805
Year ended 3/31/94                          7,677,592
Six months ended 3/31/93*                   4,048,770

* The Fund's fiscal year-end was changed from September 30 to March 31 in 1993.

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of TCC, is the Fund's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                        ADMINISTRATIVE FEE RATE

up to $4.5 billion                          .11%
up to $6 billion                            .10
up to $9 billion                            .09
over $9 billion                             .08

For transfer agent services, the Fund pays BFS a monthly fee of $1.4375 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

Administrative service and transfer agent fees paid by the Fund to BFS for the fiscal periods ended March 31, 1995, 1994, and 1993*, are indicated in the following table.

FISCAL PERIOD                ADMINISTRATIVE FEES       TRANSFER AGENCY FEES

Year ended 3/31/95               $2,781,843                 $2,582,343
Year ended 3/31/94                2,759,738                  2,728,965
Six months ended 3/31/93*         1,325,267                  1,453,811

* The Fund's fiscal year-end was changed from September 30 to March 31 in 1993.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent directors; custodian, audit, and pricing fees; fees of outside counsel and counsel employed directly by the Fund; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS

BMC has agreed to limit the Fund's expenses to .54% of the Fund's average daily net assets during the year ending March 31, 1996.

BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time.

The Fund's contractual expense limit is subject to annual renewal. The expense limit for the year ended May 31, 1995, was .57% of average daily net assets

The former and current contractual expense limitation agreements described above did not and do not apply to extraordinary expenses such as brokerage commissions and taxes.

For the fiscal periods ended March 31, 1995, 1994, and 1993, and September 30, 1992, BMC and BFS paid no reimbursements to the Fund and recouped no reimbursements previously paid to the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Fund or one of its portfolios; to avoid jeopardizing the Fund's tax status; or whenever, in management's opinion, such rejection is in the Fund's best interest.

As of April 30, 1995, to the knowledge of the Fund, no shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor, Benham Management Corporation (BMC), has been continuously registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940 since December 14, 1971. The Fund has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the advisor by the SEC.

For further information, refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                          CAPITAL PRESERVATION FUND II

                                THE BENHAM GROUP
                              1665 Charleston Road
                         Mountain View, California 94043


             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222
               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 30, 1995


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated July 30, 1995. The Fund's Annual Report for the fiscal year ended March 31, 1995, is included in this Statement of Additional Information. To obtain a copy of the Prospectus, call or write The Benham Group.


                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
         Investment Policies and Techniques                        2
         Investment Restrictions                                   3
         Portfolio Transactions                                    5
         Valuation of Portfolio Securities                         5
         Performance                                               6
         Taxes                                                     8
         About the Fund                                            9
         Directors and Officers                                    9
         Investment Advisory Services                             11
         Administrative and Transfer Agent Services               12
         Direct Fund Expenses                                     13
         Expense Limitation Agreements                            13
         Additional Purchase and Redemption Information           14
         Other Information                                        14
         Financial Statements                                     15

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of directors.

REPURCHASE AGREEMENTS

In a repurchase agreement (repo), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security.

Repurchase agreements may involve risks not associated with direct investments in U.S. government debt securities. If the seller fails to complete the terms of the agreement, the Fund may experience delays in recovering its cash or incur costs in the disposal of securities it has purchased under the agreement. The Fund could also suffer a loss if the securities decline in value before they can be sold in the open market.

To minimize any risks associated with repurchase agreements, the Fund

(1) Invests no more than 10% of its total assets in repurchase agreements of more than seven days' duration (although the underlying securities usually will have longer maturities).

(2) Purchases only securities issued by the U.S. government or its agencies, which are backed by the full faith and credit of the U.S. government, under repurchase agreements.

(3)  Routinely takes delivery of securities subject to repurchase agreements.

(4) Transacts only with banks and primary non-bank U.S. government securities dealers with whom the Federal Reserve transacts directly and whose stability and credit are acceptable to the Fund.

(5) Requires the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian.

Under the Investment Company Act of 1940, repurchase agreements are considered to be loans.

WHEN-ISSUED SECURITIES AND FORWARD-COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward-commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments on a when-issued or forward-commitment basis to purchase or sell securities, it may nevertheless sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, and other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, through sales of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate capital gains or losses.

There is a risk that the party with whom the Fund enters into a forward-commitment agreement will not uphold its commitment, which could cause the Fund to miss a favorable price or yield opportunity or to suffer a loss. To minimize this risk, the Fund enters into when-issued or forward-commitment transactions only with banks and broker-dealers who are recognized by the Board of Governors of the Federal Reserve System as primary dealers in U.S. government securities.

The advisor limits when-issued and forward-commitment transactions to 20% of the Fund's net assets. No more than 10% of the Fund's net assets may be committed to transactions in which the settlement date occurs more than 30 days after the trade date.

ROLL TRANSACTIONS

The Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash and carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward-commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. As an operating policy, the Fund will limit roll transactions to 30% of net assets.

In engaging in roll transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price, as described above.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions are set forth below. Except for those designated as operating policies, these restrictions are fundamental and may not be changed without the approval of "a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction.

The Fund may not

(1) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow amounts in excess of 33-1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 33-1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(3)  Act as an underwriter of securities issued by others.

(4) Invest more than 25% of its assets in any one industry (this restriction does not apply to securities of the U.S. government or its corporate instrumentalities or agencies or to certificates of deposit or bankers' acceptances of U.S. commercial banks having assets over $10 billion).

(5) Purchase or sell real estate, commodities, or commodity contracts, or buy or sell foreign exchange.

(6)  Engage in any short-selling operations.

(7) Lend money other than through the purchase of debt securities in accordance with its investment policies (management considers that this restriction precludes purchase of other than publicly held debt securities).

(8) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(9) Purchase any debt securities that are not rated AA or AAA, or the equivalent thereof, by either of the major statistical rating services (Moody's or Standard & Poor's) or that, in the Fund's opinion, are the equivalent thereof.

(10) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(11) Purchase securities for which the Fund might be liable for further payment or liability.

(12) Invest in portfolio securities that the Fund may not be free to sell to the public without registering under the Securities Act of 1933 or taking similar action under other securities laws.

(13) Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowings might be deemed such.

(14) Acquire or retain the securities of any other investment company.

(15) Purchase securities of companies in which directors or management personnel of the Fund or its advisor have a substantial interest. (The Fund may not purchase or retain securities of any company of which an officer or director of the Fund or its advisor is an officer, director, or security holder if such officers and directors, who individually own beneficially more than one-half of one percent (0.5%) of the shares or securities of such company, together own beneficially more than 5% of the shares or securities of such company. Portfolio securities of the Fund may not be purchased from or sold to the Fund's advisor or its directors, officers, or employees.)

(16) As a matter of operating policy, acquire securities for the purpose of exercising control over management.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the board of directors may issue from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, BMC will use its best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions that the board of directors may issue from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

The Fund declares as daily dividends substantially all of its net income, plus or minus any recognizable gains or losses. Net income equals the return on the Fund's investment portfolio minus Fund expenses. Income and expenses are accrued daily. If, on any business day, net income is less than recognized losses, shares will be redeemed pro rata to offset the difference and to maintain the Fund's share price at $1.00.

Securities held by the Fund are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in periods of rising interest rates.

BMC typically completes its trading on behalf of the Fund in various markets before the NYSE closes for the day. The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund such as CPF II, holding itself out as a money market fund, must adhere to certain quality and maturity criteria. In particular, such a fund must limit its investments to U.S. dollar-denominated instruments determined by its board of directors or trustees to present minimal credit risks and that are (i) high-grade obligations rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two rating agencies (or by one if only one has rated the obligation), or (ii) unrated obligations judged by the advisor, under the direction of the fund's board of directors or trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and may not purchase instruments with remaining maturities in excess of 397 days. As an operating policy, the Fund maintains a dollar-weighted average maturity of seven days or less.

The directors have established procedures designed to stabilize the Fund's NAV, to the extent reasonably possible, at $1.00 per share. These procedures require the Fund's chief financial officer to notify the directors immediately if, at any time, the Fund's NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the board of directors' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Fund's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the board of directors to consider further action.

Actions the board may consider under these circumstances include but are not limited to (i) selling portfolio securities prior to maturity; (ii) withholding dividends or distributions from capital; (iii) authorizing a one-time dividend adjustment; (iv) discounting share purchases and initiating redemptions in kind; or (v) valuing portfolio securities at market value for purposes of calculating NAV.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. Yields and total returns will vary, and past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

                                                         365/7
              Effective Yield = [(Base-Period Return + 1)     ] - 1

For the seven-day period ended March 31, 1995, the Fund's yield was 5.28%, and its effective yield was 5.42%.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source:
Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. If an investor pays $10,000 to buy shares of a load fund with an 8.5% sales charge, $850 of that $10,000 is paid as a commission to a salesperson, leaving only $9,150 to put to work for the investor. Over time, the difference between paying a sales load and not paying one can have a significant effect on an investor's total return. The Mutual Fund Education Alliance provides a comparison of $10,000 invested in each of two mutual funds, one with an 8.5% sales load and one without a sales load. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment is worth $25,937 after ten years, and the load fund investment is worth only $23,732.

The Benham Group has distinguished itself as an innovative provider of low-cost true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund investing primarily in zero-coupon U.S. Treasury securities, the first no-load double tax-free California money market and short-term bond funds, the first no-load adjustable rate government securities fund, and the first no-load utilities fund designed to pay monthly dividends.

TAXES

The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the Code) as amended. By so qualifying, the Fund will not incur federal income taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions from the Fund. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE FUND

Capital Preservation Fund II, Inc. was organized as a California corporation on April 2, 1980. The Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, which may be issued in two or more series. Of the ten billion shares, five billion (5,000,000,000) are designated "Series A Common Stock." The remaining five billion shares may be designated and classified as additional series from time to time at the discretion of the board of directors.

Each share of Series A Common Stock is entitled to one vote and to equal participation in dividends and distributions. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion, exchange, or similar rights. Fund shares are transferable without restriction.

Each shareholder is entitled to cast one vote for each share held in his or her name as of the record date for a shareholder meeting. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of directors. For example, if six directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is custodian of the Fund's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and
(iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, California 94111, serve as the Fund's independent auditors. KPMG audits the annual report and provides tax and other services.

DIRECTORS AND OFFICERS

The Fund's activities are overseen by a board of directors, including five independent directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Fund (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Fund; the Fund's investment advisor, Benham Management Corporation (BMC); the Fund's agent for transfer and administrative services, Benham Financial Services, Inc. (BFS); the Fund's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Twentieth Century Companies, Inc. (TCC) or TCC's subsidiaries; or other funds advised by BMC. Each director listed below serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the director or officer began his or her service in a particular capacity. The directors and officers' address is 1665 Charleston Road, Mountain View, California 94043 and 4500 Main Street, Kansas City, Missouri 64111.

*JAMES M. BENHAM, chairman of the board of directors (1980). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), and BDI (1988); president of BMC (1971), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

RONALD J. GILSON, independent director (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent director (1980). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent director (1980). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent director (1980). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent director (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, director (1995); president and director, Twentieth Century Investors, Inc.; president and director, TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

JEANNE D. WOHLERS, independent director (1984). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1984).

*JOHN T. KATAOKA,  president, and chief executive officer (1984).

*DOUGLAS A. PAUL, secretary (1988), vice president (1990), and general counsel
(1990).

*ANN N. MCCOID, controller (1987).

The table on the next page summarizes the compensation that the directors of Capital Preservation Fund II received from the Fund for the Fund's fiscal year ended March 31, 1995, as well as the compensation received for serving as a director or trustee of all other Benham funds.

                                 DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED
                                                 MARCH 31, 1995

--------------------------------------------------------------------------------------------------------------------
      NAME OF                AGGREGATE             PENSION OR               ESTIMATED                 TOTAL
     DIRECTOR              COMPENSATION        RETIREMENT BENEFITS       ANNUAL BENEFITS          COMPENSATION
                               FROM            ACCRUED AS PART OF        UPON RETIREMENT          FROM FUND AND
                             THE FUND             FUND EXPENSES                                   FUND COMPLEX*
                                                                                                PAID TO DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson+             $0                 Not Applicable          Not Applicable              $0
--------------------------------------------------------------------------------------------------------------------
Myron S. Scholes              $2,379             Not Applicable          Not Applicable              $61,375
--------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott              $2,946             Not Applicable          Not Applicable              $67,375
--------------------------------------------------------------------------------------------------------------------
Ezra Solomon                  $2,589             Not Applicable          Not Applicable              $71,875
--------------------------------------------------------------------------------------------------------------------
Isaac Stein                   $2,483             Not Applicable          Not Applicable              $65,875
--------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers             $2,552             Not Applicable          Not Applicable              $68,625
--------------------------------------------------------------------------------------------------------------------
+  Nominated on April 3, 1995.
* The Benham Group fund complex currently consists of 41 investment companies.

As of June 30, 1995, the Fund's officers and directors, as a group, owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with Benham Management Corporation
(BMC) dated June 1, 1995, that was approved by shareholders on May 31, 1995.

BMC is a California corporation and a wholly owned subsidiary of Twentieth Century Companies (TCC), a Delaware corporation. BMC, as well as BFS and BDI, became wholly owned subsidiaries of TCC on June 1, 1995, upon the merger of Benham Management International (BMI), the former parent of BMC, BFS and BDI, into TCC. BMC has served as investment advisor to the Fund since the Fund's inception. TCC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century family of funds. James E. Stowers, Jr., controls TCC by virtue of his ownership of a majority of its common stock. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

The Fund's agreement with BMC continues for an initial period of two years and thereafter from year to year provided that, after the initial two-year period, it is approved at least annually by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. BMC determines what securities will be purchased and sold by the Fund and assists the Fund's officers in carrying out decisions made by the board of directors.

For these services, the Fund pays BMC a monthly investment advisory fee based on a percentage of the Fund's average daily net assets to the following investment advisory fee rate schedule:

        .50% of the first $100 million
        .45% of the next $100 million
        .40% of the next $100 million
        .35% of the next $100 million
        .30% of the next $100 million
        .25% of the next $1 billion
        .24% of the next $1 billion
        .23% of the next $1 billion
        .22% of the next $1 billion
        .21% of the next $1 billion
        .20% of the next $1 billion
        .19% of average daily net assets over $6.5 billion

Investment advisory fees paid by the Fund to BMC for the fiscal periods ended March 31, 1995, 1994, and 1993, are indicated in the following table. Fee amounts are net of reimbursements as described below.

FISCAL PERIOD 1995                           INVESTMENT ADVISORY FEES

Year ended 3/31/95                                  $1,202,074
Year ended 3/31/94                                   1,253,912
Six months ended 3/31/93*                              680,688

* The Fund's fiscal year-end was changed from September 30 to March 31 in 1993.

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of TCC, is the Fund's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to the following administrative fee rate schedule:

GROUP ASSETS                                  ADMINISTRATIVE FEE RATE

up to $4.5 billion                                    .11%
up to $6 billion                                      .10
up to $9 billion                                      .09
over $9 billion                                       .08

This fee rate schedule was approved by the board of directors on April 14, 1993, and became effective on May 1, 1993. Prior to May 1, 1993, the administrative fee rate schedule ranged from .10% for assets up to $4.5 billion to .07% for assets over $7.5 billion.

For transfer agent services, the Fund pays BFS a monthly fee of $1.4375 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by the Fund to BFS for the fiscal periods ended March 31, 1995, 1994, and 1993, are indicated in the following table. Fee amounts are net of reimbursements as described below.

FISCAL PERIOD                ADMINISTRATIVE FEES       TRANSFER AGENCY FEES

Year ended 3/31/95                 $270,400                  $354,585
Year ended 3/31/94                  289,344                   421,194
Six months ended 3/31/93*           142,707                   222,517

* The Fund's fiscal year-end was changed from September 30 to March 31 in 1993.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent directors; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Fund; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS

BMC has agreed to limit the Fund's expenses to .75% of the Fund's average daily net assets during the year ending May 31, 1996.

BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time.

The expense limit for the year ended May 31, 1995 was .75% of average daily net assets.

The former and current expense limitation agreements did not and do not apply to extraordinary expenses, such as brokerage commissions and taxes.

Net amounts absorbed or recouped for the fiscal periods ended March 31, 1995, 1994, and 1993, are indicated in the table below.

FISCAL PERIOD                            NET AMOUNTS ABSORBED (RECOUPED)
                                                   BY BMC OR BFS

Year ended 3/31/95                                    $43,426
Year ended 3/31/94                                     85,055
Six months ended 3/31/93*                              38,373

* The Fund's fiscal year-end was changed from September 30 to March 31 in 1993.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Fund or one of its portfolios; to avoid jeopardizing the Fund's tax status; or whenever, in management's opinion, such rejection or limitation is in the Fund's best interest.

As of June 30, 1995, to the knowledge of the Fund, no shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor, Benham Management Corporation (BMC), has been continuously registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 since December 14, 1971. The Fund has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the advisor by the SEC.

For further information, refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.